UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.  )

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VEEVA SYSTEMS INC.
(Name of Registrant as Specified In Its Charter)
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NOTICE OF 2025 ANNUAL MEETING OF
SHAREHOLDERS
WHAT: 2025 Annual Meeting of Shareholders. We are furnishing this Proxy Statement in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Veeva Systems Inc., a public benefit corporation under the laws of the State of Delaware, for use at the 2025 Annual Meeting of Shareholders (the “Annual Meeting”) described here. This chart shows the items up for a vote at the Annual Meeting, how votes will be counted, and how management recommends you vote on each item.

Proposal		More Information	Board Recommendation	Broker Non-Votes	Abstentions	Votes Required for Approval
One	To elect the directors listed in Proposal One to serve as directors until the annual meeting to be held in 2026 or until their successors are duly elected and qualified.	Page 1	FOR	Will have no effect on the outcome	Will have no effect on the outcome	Majority of the votes duly cast, with respect to each nominee; votes “for” exceed votes “against”
Two	To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending January 31, 2026.	Page 42	FOR	Will have no effect on the outcome	Will have no effect on the outcome	Majority of the votes duly cast; votes “for” exceed votes “against”

WHEN: Wednesday, June 18, 2025, 9:00 a.m. Pacific Time
WHERE: The Annual Meeting will be held virtually at www.virtualshareholdermeeting.com/VEEV2025, where you will be able to listen to the meeting live, submit questions, and vote online.
WHO CAN VOTE: You can vote if you were a shareholder of record as of the close of business on April 21, 2025 (the “Record Date”).
HOW CAN I VOTE:
Shareholders of record can vote in any of these ways:
•	Internet: www.proxyvote.com until 11:59 p.m. Eastern Time on Tuesday, June 17, 2025;
•	Telephone: 1-800-690-6903 until 11:59 p.m. Eastern Time on Tuesday, June 17, 2025;
•	Mail: Sign, date, and mail your proxy card (if you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you instruct); or
•	Directly at the virtual Annual Meeting: Visit www.virtualshareholdermeeting.com/VEEV2025 and enter your 16-digit control number.
Beneficial Owners of Shares Held in Street Name
•	Please refer to the voting instructions provided to you by your broker, trustee, or other nominee that holds your shares.

Veeva Systems Inc. | 2025 Proxy Statement

Adjournments and Postponements
Any action on the items of business described above may be considered at the virtual Annual Meeting or at any time and date to which the Annual Meeting may be properly adjourned or postponed.
Voting
Your vote is very important. We encourage you to read the Proxy Statement and vote your shares over the Internet, by telephone, or by mail. Voting your shares in advance will not prevent you from participating in the Annual Meeting virtually, revoking your earlier submitted proxy, or voting your shares during the virtual Annual Meeting. For specific instructions on how to vote your shares, please see “Frequently Asked Questions and Answers” in the Proxy Statement.
On or about May 5, 2025, a Notice of Internet Availability of Proxy Materials (the “Notice”) has been mailed to shareholders of record as of the Record Date. The Notice contains instructions on how to access our Proxy Statement and our Annual Report for the fiscal year ended January 31, 2025 (together, the “proxy materials”). The Notice also provides instructions on how to vote and includes instructions on how to receive a paper copy of proxy materials by mail. The proxy materials can be accessed directly at the following Internet address: www.proxyvote.com.
As used in this Proxy Statement, the terms “Veeva,” “the Company,” “we,” “us,” and “our” mean Veeva Systems Inc. and its subsidiaries unless the context indicates otherwise.

By Order of the Board of Directors,

Josh Faddis
SVP, General Counsel and Corporate Secretary
May 5, 2025

An Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on June 18, 2025: The Notice, Proxy Statement, and 2025 Annual Report is available to shareholders at www.proxyvote.com.

Veeva Systems Inc. | 2025 Proxy Statement

Veeva Systems Inc. | 2025 Proxy Statement i

ii Veeva Systems Inc. | 2025 Proxy Statement

PROPOSAL ONE: ELECTION OF DIRECTORS
BOARD RESPONSIVENESS
We, the members of the Veeva Systems Inc. Board of Directors (the “Board”), open this Proxy Statement by asking for your voting support.
At the 2024 annual meeting, with respect to the reelection of Mr. Paul Sekhri, a valued Board member, approximately 49% of the votes duly cast were in favor of his reelection. We believe Mr. Sekhri did not receive a majority of votes cast because he was considered overboarded by certain of our shareholders. In accordance with our governing documents, Mr. Sekhri promptly offered to resign from the Board. After careful consideration, the Board made the unanimous decision (with the exception of Mr. Sekhri, who recused himself from the discussion and vote) that it would not be in the best interests of Veeva, our shareholders, our other stakeholders, or the pursuit of our PBC purpose to accept Mr. Sekhri’s resignation.
In the last year, the Board and Mr. Sekhri have taken the following actions to address certain shareholders’ concerns about overboarding:
•
Mr. Sekhri reduced the number of public company boards on which he sits to a total of three, including our Board, which is consistent with our overboarding policy and the overboarding policies of Institutional Shareholder Services (“ISS”) and many of our shareholders;

•
We initiated a shareholder outreach program through which we engaged with shareholders to discuss our business strategy and corporate governance, including our Board composition, concerns about overboarding, and our response to last year’s vote. This program is described further at “How We Govern and Are Governed—Shareholder Engagement Program”; and

•
Mr. Sekhri provided important perspective and immense value to our Board, in part as a result of his expertise and continued involvement with emerging biotech companies, a key customer segment for Veeva. His contributions are discussed further at “How We Are Organized—Overboarding.”

Our shareholder outreach program this year covered approximately 40% of our outstanding shares of common stock as of December 31, 2024. At each meeting, we discussed shareholder concerns about Mr. Sekhri’s board commitments in 2024, measures taken to address those concerns in 2025, and Mr. Sekhri’s unique fit for the Veeva Board. We care deeply about being an engaged and responsive Board and we plan to continue similar engagement efforts in the future.
In addition to our shareholder engagement program, in recent years we converted to a single-class voting structure, declassified our Board structure, and adopted a market proxy access provision and a process for shareholders to call special meetings. We also refreshed the membership of our Board and formed a Board committee specifically tasked with oversight of cybersecurity risk. We believe these actions and others position us as a governance leader across many fronts. We note that Mr. Sekhri is a valued member of our Nominating and Governance Committee and served on the Nominating and Governance Committee at the time these governance improvements were overseen and recommended to the Board for adoption.
Finally, since February 2021, we have been a Public Benefit Corporation (“PBC”) with the stated purpose “to provide products and services that are intended to help make the industries we serve more productive, and to create high-quality employment opportunities in the communities in which we operate.” As a PBC, our directors have a fiduciary duty to balance the financial interests of shareholders, the best interests of other stakeholders materially affected by our conduct, and the pursuit of our PBC purpose. We believe that operating as a PBC (i) reflects our longstanding core values—Do the Right Thing, Customer Success, Employee Success, and Speed, (ii) helps us maintain alignment with the principal industry we serve—life sciences—and its broad goal to improve health and extend lives, and (iii) enhances our relationships with employees and job candidates. We believe that these benefits, among others, are an essential part of our effort to create long-term, sustainable value for shareholders and, if done well, a societal benefit. Our annual PBC report is included herein at “Our Public Benefit Corporation Report.”

Veeva Systems Inc. | 2025 Proxy Statement 1

WHO WE ARE
Our Board may establish the authorized number of directors from time to time by resolution and nine directors are authorized as of the Annual Meeting. A director serves in office until his or her respective successor is duly elected and qualified or until his or her earlier death, resignation, or removal. Our amended and restated certificate of incorporation (“Certificate of Incorporation”) and amended and restated bylaws (“Bylaws”) that are currently in effect authorize only our Board to fill vacancies on our Board until the next annual meeting of shareholders.
Upon the recommendation of the Nominating and Governance Committee, the Board has nominated nine individuals to be elected at the Annual Meeting. Tina Hunt is not standing for reelection following the expiration of her current term at the Annual Meeting. As of the date of this Proxy Statement, all of the nominees, except Peter Gassner, have been determined by the Board to be independent in accordance with the New York Stock Exchange (“NYSE”) listing standards. All of the nominees are presently directors of Veeva and have consented to being named in this Proxy Statement and to serving as directors if elected. You cannot vote for a greater number of persons than the nine director candidates.
Our Board unanimously recommends a vote “FOR” each of its nominees for director.
Required Vote
With respect to each nominee, election requires the affirmative vote of a majority of the votes duly cast, i.e., votes “for” exceed votes “against.”

2 Veeva Systems Inc. | 2025 Proxy Statement

Who We Are
Board Nominees
Our Board reflects a broad range of experience and perspectives and has an appropriate balance of members who have supported Veeva from its beginning and who have joined more recently. The following charts provide information concerning our Board nominees as of May 5, 2025.

Average Director Age	Average Director Tenure	Female Directors	Directors from Underrepresented Communities(1)
60.5 years	7.7 years	22%	22%

Board Skill	Cabral	Carges	Gassner	Hedley	Hung	Mohr	Ritter	Sekhri	Wallach
Technical software expertise(2)		X	X		X		X		X
Life sciences operational expertise(3)				X				X
Veeva-specific operational expertise(4)	X		X						X
Business executive expertise(5)		X	X	X	X	X		X	X
International (non-US) business operational expertise(6)			X	X	X			X
Business development expertise(7)	X	X	X	X	X	X	X	X	X
Financial expertise(8)	X					X
Public company board experience(9)	X	X	X	X	X	X		X
Governance, risk, and compliance expertise(10)	X	X	X	X	X	X		X
Cybersecurity expertise(11)		X	X		X	X

Years on Board	3	8	18	6	3	3	17	11	5
Age	57	63	60	62	58	69	60	67	52
Gender	M	M	M	F	F	M	M	M	M

(1)
The term “underrepresented community,” as used herein, means Black, African American, North African, Middle Eastern, Hispanic, Latino, Asian, Pacific Islander, Native American, Native Hawaiian, Alaska Native, or LGBTQ.

(2)	Technical product expertise in the software industry, including expertise in product design/management, product development, or product operations.
(3)	Experience leading the research and development or commercial (sales/marketing) functions of a life sciences company.
(4)	Deep knowledge of and operational experience with Veeva’s business; deep knowledge of Veeva’s customers.
(5)	Experience as CEO or other senior executive in a non-financial role at a public company.
(6)	Lead executive or supervisor of the lead executive for a significant business or business unit outside the United States.
(7)	Experience founding or growing new businesses; experience in venture capital, capital markets, or acquisitions.
(8)	Deep experience with financial statements preparation and accounting; Audit Committee financial expert.
(9)	Experience as a director of another public company.
(10)	Operational responsibility or board oversight of governance, risk, ESG, or compliance at another public company.
(11)	Knowledge of and executive or board experience identifying and managing information security risks.
We next describe individual biographical and qualification information about each nominee. There are no family relationships among any of our directors or executive officers.

Veeva Systems Inc. | 2025 Proxy Statement 3

Who We Are

Tim Cabral Age: 57 Director since 2022 Independent Director
Qualifications
•
Deep knowledge of Veeva as former Chief Financial Officer (“CFO”)
•
Experience as an executive and business leader in the life sciences and technology industries
•
Public company board expertise and financial expertise

Career Experience
•
April–September 2024: Interim CFO, Veeva Systems Inc.
•
2010–2020: CFO, Veeva Systems Inc.
•
1994–2010: Various leadership and executive roles, including VP of Finance at PeopleSoft, Inc., a provider of enterprise application software acquired by Oracle Corporation in 2005, and Senior Finance Manager at Chiron Corp., a biotech company acquired by Novartis in 2006

Selected Board Experience
•
Doximity Inc. (2020–present) (Public)
•
ServiceTitan, Inc. (2020–present) (Public)
•
SingleStore, Inc. (2021–present)

Education
•
Bachelor of Science, Finance, Santa Clara University
•
Master of Business Administration, Santa Clara University, Leavey School of Business

4 Veeva Systems Inc. | 2025 Proxy Statement

Who We Are

Mark Carges Age: 63 Director since 2017 Independent Director Committees Compensation Cybersecurity (Chair)
Qualifications
•
Enterprise and internet software expertise
•
Senior technology leadership
•
Information and cybersecurity experience

Career Experience
•
2017–present: Senior Advisor, Generation Investment Management, an investment management firm focused on sustainable companies
•
2008–2014: Various executive roles, including most recently Chief Technology Officer, at eBay Inc., an e-commerce company
•
1996–2008: Various senior technology leadership roles, including most recently EVP, Products and General Manager of the Business Interaction Division, at BEA Systems, Inc., a provider of enterprise application infrastructure software acquired by Oracle Corporation in 2008

Selected Board Experience
•
Capture One A/S (2019–present)
•
Splunk Inc. (2014–2024) (Public), acquired by Cisco Systems Inc. in 2024
•
Magnet Systems, Inc. (2012-2023)
•
SteelSeries, Inc. (2020–2022), acquired by GN Store Nord A/S in 2022

Education
•
Bachelor of Arts, Computer Science, University of California at Berkeley
•
Master of Science, Computer Science, New York University

Veeva Systems Inc. | 2025 Proxy Statement 5

Who We Are

Peter P. Gassner Age: 60 Director since 2007
Qualifications
•
Deep knowledge of Veeva as co-founder and Chief Executive Officer (“CEO”)
•
Software and platform technologist
•
Expertise within the software industry

Career Experience
•
2007–present: Co-founder and CEO, Veeva Systems Inc.
•
2003–2005: Senior Vice President of Technology, Salesforce, Inc., a provider of enterprise cloud computing solutions
•
1995–2003: Chief Architect and General Manager, PeopleSoft Inc., a provider of enterprise application software
•
1989–1994: Staff Developer, International Business Machines Corporation, a multinational technology company and computer manufacturer

Selected Board Experience
•
Zoom Communications, Inc. (2015–present) (Public)
•
Guidewire Software, Inc. (2015–2019) (Public)

Education
•
Bachelor of Science, Computer Science, Oregon State University

6 Veeva Systems Inc. | 2025 Proxy Statement

Who We Are

Mary Lynne Hedley Age: 62 Director since 2019 Independent Director Committee Nominating and Governance (Chair)
Qualifications
•
Founder of multiple life sciences companies
•
Scientist and executive with extensive experience in the discovery and development of new medicines, including the clinical trial and global regulatory review process, oversight of medical affairs, quality, manufacturing and supply, and commercial operations

Career Experience
•
2023–present: Venture Partner, Third Rock Ventures, a healthcare venture firm
•
2021–present: Senior Scientific Fellow and strategic advisor, Broad Institute of MIT and Harvard, a biomedical research organization
•
2010–2020: Co-founder, President, and Chief Operating Officer of TESARO, Inc., an oncology-focused pharmaceutical company acquired by GlaxoSmithKline plc in 2019
•
2009–2010: EVP of Operations and Chief Scientific Officer, Abraxis BioScience, Inc., a biotechnology company acquired by Celgene Corporation in 2010
•
2008–2009: EVP, Eisai Corporation of North America, a global pharmaceutical company
•
2004–2008: EVP and Chief Scientific Officer, MGI PHARMA, Inc., an oncology focused biopharmaceutical company acquired by Eisai Co. Ltd. in 2008
•
1996–2004: Co-founder, President, and Chief Executive Officer of ZYCOS, Inc., a biotechnology company acquired by MGI PHARMA, Inc. in 2004

Selected Board Experience
•
Eli Lilly and Company (2022–present) (Public)
•
Centessa Pharmaceuticals plc (2021–present) (Public)
•
Millendo Therapeutics, Inc. (2017–2021) (Public)
•
TESARO, Inc. (2010–2019) (Public)
•
bluebird bio, Inc. (2017–2019) (Public)
•
Receptos, Inc. (2014–2015) (Public), acquired by Celgene Corp. in 2015
•
Helsinn Healthcare SA (2021–2023)

Education
•
Bachelor of Science, Microbiology, Purdue University
•
Doctor of Philosophy, Immunology, University of Texas, Southwestern Medical Center
•
Two postdoctoral fellowships, Harvard University

Veeva Systems Inc. | 2025 Proxy Statement 7

Who We Are

Priscilla Hung Age: 58 Director since 2022 Independent Director Committee Audit
Qualifications
•
Leadership experience within the software industry
•
Business development expertise
•
Public company board expertise

Career Experience
•
2005–present: various leadership and executive roles, including Senior Advisor since January 2024, President and Chief Operating Officer from 2017 to 2023, and Chief Administrative Officer and SVP, Corporate Development from 2014 to 2017 at Guidewire Software, Inc., a provider of cloud-based software for the P&C insurance industry
•
2000–2005: various leadership roles, including Director of Operations, Supplier Network Business Unit, and Director, Global Alliances at Ariba Technologies Inc., a software company, acquired by the German software developer SAP SE in 2012
•
1996–2000: various leadership roles, including Global OEM Channel Manager of the Midrange Products Division at Sun Microsystems, Inc., a manufacturer of computer workstations, servers, and software, acquired by Oracle Corporation in 2010
•
1989–1996: various leadership roles, including Channel Manager of the Minicomputer Products Division at Oracle Corporation

Selected Board Experience
•
Xerox Holdings Corporation (2024–present) (Public)
•
Waystar Holding Corp. (2024–present) (Public)
•
Ethos Technologies Inc. (2020–present)
•
Vonage Holdings Corp. (2019–2022) (Public), acquired by Telefonaktiebolaget LM Ericsson in 2022

Education
•
Masters of Engineering in Operations Research and Industrial Engineering, Cornell University
•
Bachelor of Arts, Computer Science, Mills College

8 Veeva Systems Inc. | 2025 Proxy Statement

Who We Are

Marshall Mohr Age: 69 Director since 2022 Independent Director Financial Expert Committees Audit (Chair) Cybersecurity
Qualifications
•
Leadership experience within the healthcare, technology, and financial services industries
•
Public company board expertise
•
Financial expertise

Career Experience
•
2006–2024: various leadership and executive roles, including EVP, Global Business Services from 2021 to 2024, and EVP and Chief Financial Officer from 2006 to 2021 at Intuitive Surgical Inc., a provider of surgical robotics
•
2003–2006: VP and Chief Financial Officer, Adaptec, Inc., a computer storage company
•
1981–2003: Managing Partner of the West Region Technology Industry Group, PricewaterhouseCoopers LLP, a provider of accounting, audit, and tax advisory services

Selected Board Experience
•
Pacific Biosciences of California, Inc. (2012–present) (Public)
•
SRI International (2025–present)
•
Atheros Communications, Inc. (2003–2011) (Public), acquired by Qualcomm, Inc. in 2011
•
Plantronics, Inc. (2005–2022), acquired by HP Inc. in 2022

Education
•
Bachelor of Business Administration, Accounting and Finance, Western Michigan University

Veeva Systems Inc. | 2025 Proxy Statement 9

Who We Are

Gordon Ritter Age: 60 Director since 2008 Chair of the Board Independent Director Committee Compensation (Chair)
Qualifications
•
Business experience in the software and web services industries
•
Expertise in venture capital, including as an investor and director for numerous private companies
•
Deep knowledge of Veeva as an early investor

Career Experience
•
2002–present: Founder and General Partner, Emergence Capital Partners, a venture capital firm
•
2000–2001: Co-founder and Chief Executive Officer, Software As Service, Inc., a web services platform company
•
1999–2000: Vice President, Global Small Business division, IBM
•
1995–1999: Co-founder and President, Whistle Communications, Inc., an internet appliance and services platform acquired by IBM in 1999
•
1990–1995: Co-founder and President, Tribe, Inc., a networking infrastructure company
•
1986–1990: Vice President of Capital Markets, Credit Suisse First Boston Inc., an investment bank

Selected Board Experience
•
Serves on the boards of directors of numerous private technology companies and the Princeton University Investment Company
•
Trustee of Princeton University

Education
•
Bachelor of Arts, Economics, Princeton University

10 Veeva Systems Inc. | 2025 Proxy Statement

Who We Are

Paul Sekhri Age: 67 Director since 2014 Independent Director Committee Nominating and Governance
Qualifications
•
Executive, board member, and investor experience in the life sciences industry
•
Leadership experience and technical knowledge of life science companies
•
Public company board expertise

Career Experience
•
2022–present: President and Chief Executive Officer, vTv Therapeutics Inc., a clinical stage biopharmaceutical company
•
2019–2022: President and Chief Executive Officer, eGenesis, Inc., a biotechnology company focused on transplantation
•
2015–2019: President and Chief Executive Officer, Lycera Corp., a biopharmaceutical company focused on autoimmune diseases
•
2016–2017: Operating Partner, Highline Therapeutics, a biotech incubator launched by Versant Ventures
•
2014–2015: SVP, Integrated Care at Sanofi S.A., a multinational pharmaceutical company
•
2013–2014: Group EVP, Global Business Development and Chief Strategy Officer, Teva Pharmaceutical Industries, Ltd., a global pharmaceuticals company
•
2009–2013: Operating Partner and Head, Biotech Ops Group at TPG Biotech, part of the global private investment firm TPG Capital
•
2004–2009: President and Chief Executive Officer, Cerimon Pharmaceuticals, Inc., a pharmaceutical company

Selected Board Experience*
•
vTv Therapeutics Inc. (2022–present) (Public)
•
Compugen Ltd. (2017–present) (Public)
•
Longboard Pharmaceuticals, Inc. (2020–2024) (Public)
•
Axcella Health Inc. (2022–2023) (Public)
•
Ipsen S.A. (2018–2023) (Public)
•
Pharming Group N.V. (2015–2023) (Public)
•
BiomX, Inc. (2020–2022) (Public)
•
Alpine Immune Sciences, Inc. (2017–2020) (Public)

Education
•
Bachelor of Science, Zoology, University of Maryland
•
Post-graduate studies, clinical anatomy and neuroscience, University of Maryland, School of Medicine

*
Mr. Sekhri currently sits on two public company boards, other than Veeva’s Board, which complies with the overboarding policies of Veeva, ISS, and many of our shareholders. Mr. Sekhri is a highly engaged member of Veeva’s Board, whose board experiences contribute to his expertise in and insights into the life sciences industry, particularly the emerging biotech sector, which is a key market for Veeva. For more information on Mr. Sekhri’s value to our Board, see “How We are Organized—Overboarding.”

Veeva Systems Inc. | 2025 Proxy Statement 11

Who We Are

Matthew J. Wallach Age: 52 Director since 2020 Independent Director* Committee Nominating and Governance
Qualifications
•
Deep knowledge of Veeva as co-founder and former President
•
Experience as an executive and business leader in the life sciences technology industry

Career Experience
•
2007–2019: Co-founder and President, Veeva Systems Inc.
•
2005–2007: Chief Marketing Officer, Health Market Science, Inc., a supplier of healthcare data solutions
•
2004: Vice President of Marketing and Product Management, IntelliChem, Inc., a provider of scientific content management solutions
•
1998–2003: General Manager, Pharmaceuticals & Biotechnology division, Siebel Systems, Inc., a customer relationship management software company

Selected Board Experience
•
HealthVerity, Inc. (2016–present)

Education
•
Bachelor of Arts, Economics, Yale University
•
Master of Business Administration, Harvard Business School

*
Our Board determined that Mr. Wallach is an independent director under NYSE listing standards. While Mr. Wallach is a co-founder of Veeva, he has not been employed by the Company for over five years. Mr. Wallach’s deep knowledge of Veeva, coupled with his life sciences technology expertise and deep knowledge of and relationships with our customers, makes him an important contributor to our Board’s leadership on strategy, risk management, and governance. For more information, see “How We Are Selected, Elected. and Evaluated—Director Independence.”

12 Veeva Systems Inc. | 2025 Proxy Statement

HOW WE ARE SELECTED, ELECTED, AND EVALUATED
Director Independence
Our Board is committed to independent Board oversight. The listing standards of the NYSE, the exchange on which our Class A common stock (“common stock”) is listed, generally require that a majority of the members of a listed company’s board of directors be independent. In addition, the listing standards of the NYSE require that, subject to specified exceptions, each member of a listed company’s audit, compensation, and nominating and corporate governance committees be independent. To qualify as “independent” under the NYSE listing standards, the Board must affirmatively determine that the director has no material relationship with Veeva (either directly or as a partner, shareholder, or officer of an organization that has a relationship with Veeva) and the director must meet certain objective criteria set forth in NYSE listing standards.
On an annual basis, each member of our Board is required to complete an independence questionnaire designed to provide information to assist the Board in determining whether the director is independent under NYSE listing standards. In making these determinations, our Board also considers the current and prior relationships that each non-employee director and his or her immediate family has with our Company and all other facts and circumstances our Board deems relevant in determining their independence, including the beneficial ownership of our common stock, employment arrangements at Veeva, and related party transactions.
With respect to the independence of Mr. Wallach, our Board determined that Mr. Wallach is an independent director under NYSE listing standards. In making this determination, the Board first confirmed that Mr. Wallach would be eligible to be deemed independent and met the objective criteria. The Board also broadly considered all relevant factors and circumstances. One of the factors considered was that Mr. Wallach has not been employed by Veeva since June 2019, and between June 2019 and his election as a director on January 1, 2020, Mr. Wallach was not involved with the business or operations of Veeva. Given the passage of time, pursuant to NYSE listing standards, Mr. Wallach satisfies the independence requirement and he is not precluded from being independent. The Board further noted Mr. Wallach’s co-founder label is honorific and he does not have close social, financial, or business ties with current Veeva management. Taking all factors into account, including Mr. Wallach’s conduct as a director to date, our Board determined that Mr. Wallach does not have a material relationship with Veeva under NYSE rules, and that Mr. Wallach’s prior employment with Veeva and co-founder label have not and will not interfere with his exercise of independent judgment in carrying out his responsibilities as a director due to, among other factors, the length of time that has passed since his employment with Veeva. The Board was permitted to, and did affirmatively determine, that Mr. Wallach is independent within the meaning of the NYSE listing requirements.
The charters of our Audit Committee, Compensation Committee, and Nominating and Governance Committee limit membership to independent directors. In addition, the independent members of our Board and Board committees regularly hold separate executive sessions at Board or Board committee meetings where only independent directors are present, as required by our Corporate Governance Guidelines.
Considerations in Evaluating Director Nominees
Our Nominating and Governance Committee reviews on at least an annual basis, the composition of the Board, including character, judgment, diversity, independence, expertise, corporate experience, length of service, and other commitments. Our Nominating and Governance Committee considers all aspects of each candidate’s qualifications and skills in the context of the needs of Veeva with a view toward creating a Board with a broad range of thought, experience, expertise, and perspectives, including diversity with respect to gender and underrepresented community status. When evaluating candidates for nomination as new directors, we value and consider the diversity traits of such candidates, but we do not require any particular diversity traits for a candidate or slate of candidates to be considered for nomination. We consider director candidates identified by third-party search firms as well as through recommendations by existing directors and officers.

Veeva Systems Inc. | 2025 Proxy Statement 13

How We Are Selected, Elected, and Evaluated
Board and Committee Evaluations
Pursuant to its charter, which can be found on the Investors portion of our website at ir.veeva.com, the Nominating and Governance Committee oversees the self-evaluation of the Board, and since 2015, we have engaged a third party to conduct interviews with each director regarding, among other things, Board and Board committee membership, structure, performance, and areas for improvement. The purpose of the evaluation is to assess the Board as a whole, and we believe that this process allows Board members to:
•	Gain a better understanding of what it means to be an effective Board, including identifying strategies to enhance Board performance;
•	Evaluate overall Board composition;
•	Assess Board and committee roles and responsibilities;
•	Provide anonymous feedback on peers;
•	Clarify the expectations that directors have of themselves and of each other;
•	Foster effective communications among directors and between the Board and management;
•	Identify and discuss areas for potential improvement; and
•	Identify Board goals and objectives for the coming year.
Following the interviews, the results are discussed with the Nominating and Governance Committee, the Chair of the Board, and, where relevant, with management, and presented to and discussed with the full Board during an executive session. Where appropriate, further action is taken consistent with these Board discussions.
Director On-Boarding and Continuing Education
Upon joining our Board, directors are provided with an orientation about us, which includes introductions to members of our senior management and information about our visions and values, operations, performance, strategic plans, and corporate governance practices (including our PBC purpose and our fiduciary duty to balance the financial interests of shareholders, the best interests of other stakeholders materially affected by our conduct, and the pursuit of our PBC purpose).
Our Board believes that our shareholders are best served by a Board comprised of individuals who are up to date on corporate governance and other matters relevant to board service. To encourage those efforts, our Board has adopted a Directors Continuing Education Policy (the “Director Education Policy”) that encourages all directors to pursue ongoing education and development on topics that they deem relevant given their individual backgrounds and committee assignments on our Board. Our directors are encouraged and provided with opportunities to attend educational sessions on subjects that would assist them in discharging their duties. Pursuant to the Director Education Policy, we will reimburse directors up to $12,000 each fiscal year to pursue education and development. In addition and in order to facilitate ongoing education, our management provides to our directors on a periodic basis pertinent articles and information relating to our business, our competitors, and corporate governance and regulatory issues.
Shareholder Recommendations for Nominations to the Board; Proxy Access
Our Nominating and Governance Committee has adopted Policies and Procedures for Director Candidates. Shareholder recommendations for candidates to our Board must be received by December 31 of the year prior to the year in which the recommended candidates will be considered for

14 Veeva Systems Inc. | 2025 Proxy Statement

How We Are Selected, Elected, and Evaluated
nomination; must be directed in writing to our principal executive offices, Attention: Corporate Secretary; and must include the candidate’s name, home and business contact information, detailed biographical data and qualifications, information regarding any relationships between us and the candidate within the last three years, and evidence of the recommending person’s ownership of our capital stock. Such recommendations must also include a statement from the recommending shareholder in support of the candidate, particularly within the context of the criteria for membership on the Board, including issues of character, judgment, diversity, age, independence, expertise, corporate experience, other commitments and the like, personal references, and an indication of the candidate’s willingness to serve and fulfill the duties of a director of Veeva as a PBC.
In addition, in 2021, we adopted “proxy access,” whereby a shareholder (or a group of up to 20 shareholders) that has held at least 3% of the voting power of our capital stock for three years or more may nominate candidates for up to the greater of (i) two or (ii) 20% of the available director seats and have those nominees included in our proxy materials, provided that the shareholder and nominees satisfy the requirements specified in our Bylaws. Any shareholder who intends to use these procedures to nominate a candidate for election to the Board for inclusion in our proxy statement for the 2025 annual meeting of shareholders must satisfy the requirements specified in our Bylaws and must provide notice to our Corporate Secretary, which generally must be received not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting. The notice of proxy access must include information specified in our Bylaws, including information concerning the nominee and information about the shareholder’s ownership of, and agreements related to, our stock.

Veeva Systems Inc. | 2025 Proxy Statement 15

HOW WE ARE ORGANIZED
Overboarding
Our Board recognizes the importance of our directors’ ability to commit significant time and attention to fulfill their responsibilities to the Company. Therefore, our Corporate Governance Guidelines state that a director shall not serve on the boards of directors of more than four publicly traded companies, including Veeva, without the consent of the Nominating and Governance Committee. A director who is also an executive officer of a publicly traded company (or serving in a similarly demanding full-time employment role) shall not serve on the boards of directors of more than three publicly traded companies, including Veeva, without the consent of the Nominating and Governance Committee. As of the date of this proxy statement, none of our directors exceed our overboarding policy.
While Mr. Sekhri complies with our overboarding policy and that of ISS and many of our shareholders, we recognize that certain shareholders may have different requirements. We urge those shareholders to consider the following Veeva-specific factors rather than mechanically applying a one-size-fits-all voting policy:
•	Mr. Sekhri’s valuable experience and perspective;
•
Mr. Sekhri brings a unique perspective and value to Board discussions on matters of critical importance to Veeva’s business, including as a result of his decades of experience as an executive and director of emerging biotech companies, which comprise a key market for Veeva;

•	Mr. Sekhri consistently serves with a high level of availability and commitment to our Board, including his attendance at every Board and Nominating and Governance Committee meeting in fiscal 2025;
•
As a member of the Nominating and Governance Committee, Mr. Sekhri has made substantial contributions to Board recruitment and the governance changes described in this proxy statement, demonstrating his strong performance as a Board member over the years;

•	Mr. Sekhri’s performance and availability to Veeva;
•	Mr. Sekhri is a member of an underrepresented community;
•
The two non-Veeva public company boards on which Mr. Sekhri currently serves are small-capitalization clinical stage biotech companies, which are less operationally demanding than typical publicly listed companies (one reported approximately $1 million in annual revenue and has under 25 employees and the other reported under $50 million in annual revenue and has under 75 employees, according to their latest annual reports); and

•	Mr. Sekhri reduced the number of public company boards on which he serves from four to three in fiscal 2025.
Board Leadership Structure
Pursuant to our Corporate Governance Guidelines, our Board may separate or combine the roles of the Chair of the Board and CEO when and if it deems it advisable and in our best interests and in the best interests of our shareholders to do so. We currently separate the roles of Chair and CEO. Our Board is currently chaired by Mr. Ritter. Separating the roles of CEO and Chair allows our CEO to focus on our day-to-day business while allowing the Chair to lead our Board in its fundamental role of providing independent advice to, and oversight of, management. Our Board believes that having an independent director serve as Chair is the appropriate leadership structure for us at this time, and the Board will periodically consider the Board’s leadership structure. Mr. Ritter, as our Chair, presides over separate regularly scheduled executive session meetings at which only independent directors are present. Our Corporate Governance Guidelines can be found on the Investors portion of our website at ir.veeva.com.

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How We Are Organized
Board Committees
Our Board currently has four standing committees: Audit Committee, Compensation Committee, Cybersecurity Committee, and Nominating and Governance Committee. Our Board formed a Transaction Committee in 2024 and disbanded it in March 2025. Our Board and its committees conduct scheduled meetings throughout the year and also hold special meetings and act by written consent from time to time, as appropriate. Our Board has delegated various responsibilities and authority to its committees as generally described below. The committees regularly report on their activities and actions to the full Board. Each member of our standing committees qualifies as an independent director in accordance with NYSE listing standards.
Audit Committee
Our Audit Committee assists our Board in its oversight of the quality and integrity of our reported financial statements, our compliance with legal and regulatory requirements, our accounting and financial management processes and the effectiveness of our internal controls over financial reporting, our enterprise risk management and compliance programs, the quality and integrity of the annual audit of our financial statements, and the performance of our internal audit function. In addition, our Audit Committee discusses, at least annually, the suitability and performance of our information technology systems and receives periodic updates from our management on the same. Our Audit Committee also discusses the scope and results of the audit with our independent registered public accounting firm, reviews with our management and our independent registered public accounting firm our interim and year-end operating results, and, as appropriate, initiates inquiries into aspects of our financial affairs. Our Audit Committee is responsible for establishing procedures for the receipt, retention, and treatment of complaints regarding accounting, internal accounting controls, or auditing matters and for the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters. In addition, our Audit Committee has sole and direct responsibility for the appointment, retention, compensation, and oversight of the work of our independent registered public accounting firm, including approving services and fee arrangements. Significant related party transactions will be approved by our Audit Committee before we enter into them, as required by applicable rules and NYSE listing standards. Our Audit Committee also oversees our environmental, social, and governance (“ESG”) program, including our environmental management system, the review of ESG-related risks, and disclosure controls and procedures relating to ESG matters, except on matters specifically delegated to another committee.
The members of our Audit Committee are independent, non-employee members of our Board and qualify as independent under Rule 10A-3 of the Securities Exchange Act of 1934 (the “Exchange Act”) and related NYSE listing standards, as determined by our Board. Each member can read and understand fundamental financial statements. Our Board has determined that Mr. Mohr qualifies as an audit committee financial expert within the meaning of regulations of the Securities and Exchange Commission (the “SEC”) and meets the financial sophistication requirements of the NYSE. The designation does not impose on him any duties, obligations, or liabilities that are greater than those generally imposed on any other member of our Board.
A more detailed description of the functions and responsibilities of the Audit Committee can be found in our Audit Committee charter published on the Investors portion of our website at ir.veeva.com.
Compensation Committee
The purpose of our Compensation Committee is to discharge the responsibilities of our Board relating to executive compensation policies and programs, including reviewing, evaluating, recommending, and approving executive officer compensation arrangements, plans, policies, and programs. Among other things, specific responsibilities of our Compensation Committee include evaluating the performance of our

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How We Are Organized
CEO and determining our CEO’s compensation. The Compensation Committee also determines the compensation of our other executive officers in consultation with our CEO. In addition, our Compensation Committee administers our equity-based compensation plans, including granting equity awards and approving modifications of such awards. Our Compensation Committee also reviews and approves various other compensation policies and matters and has both the authority to engage its own advisors to assist it in carrying out its function and the responsibility to assess the independence of such advisors in accordance with SEC rules and NYSE listing standards. Our CEO, CFO, Chief People Officer, and General Counsel assist our Compensation Committee in carrying out its functions, although they do not participate in deliberations or decisions with respect to their own compensation.
Our Compensation Committee has delegated to the non-executive equity committee, consisting of our CEO, the authority to approve routine equity award grants to newly hired employees who are not direct reports of our CEO, as well as promotional and refresh equity award grants to employees who are not direct reports of our CEO, all within certain share parameters established and reviewed from time to time by the Compensation Committee. During our fiscal year ended January 31, 2025, our Compensation Committee engaged the services of Compensia, Inc., a compensation consulting firm, to evaluate and recommend a peer group for executive compensation benchmarking and to provide advice regarding the amount and types of compensation for our CEO and how our compensation practices relating to our CEO compare to the compensation practices of other companies. Compensia reported directly to the Compensation Committee. Compensia did not provide any services to us other than the services provided to the Compensation Committee. Our Compensation Committee believes that Compensia did not have any conflicts of interest in advising the Compensation Committee under applicable SEC rules or NYSE listing standards. In addition, during fiscal 2025, the Compensation Committee engaged the services of Infinite Equity, a professional services company, for the limited purpose of assisting the Compensation Committee in evaluating the likely grant date fair value associated with the options granted to our CEO. We also engaged Infinite Equity for the limited purpose of helping us calculate the grant date fair value for financial reporting purposes and the year-end fair value of the options granted to our CEO for proxy disclosure purposes. Our Compensation Committee believes that Infinite Equity does not have any conflicts of interest in advising the Compensation Committee under applicable SEC rules or NYSE listing standards.
In determining our executive compensation for fiscal 2025 (other than the stock options granted to our CEO), our Compensation Committee considered publicly available executive compensation benchmarking data from our peer group companies gathered by the management team.
The members of our Compensation Committee are “non-employee” directors under Rule 16b-3 of the Exchange Act, “outside directors” under applicable tax rules, and qualify as independent under Rule 10C of the Exchange Act and related NYSE listing standards, as determined by our Board.
A more detailed description of the functions and responsibilities of the Compensation Committee can be found in our Compensation Committee charter published on the Investors portion of our website at ir.veeva.com.
Cybersecurity Committee
The purpose of our Cybersecurity Committee is to assist our Board in its oversight of our cybersecurity and privacy programs and controls. Among other things, our Cybersecurity Committee is responsible for overseeing the effectiveness of our information security and privacy policies and procedures with respect to our information technology systems, including for our customer-facing products and services and our internal-use systems, reviewing and providing oversight on our policies and procedures in preparation for responding to any material security incidents, as well as overseeing our compliance with applicable data privacy and cybersecurity laws and regulations. In addition, our Cybersecurity Committee annually reviews the appropriateness and adequacy of our cyber-insurance coverage.

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How We Are Organized
The members of our Cybersecurity Committee must be non-employee members of our Board and at least one of them must qualify as independent under the NYSE listing standards. Currently, all members of our Cybersecurity Committee are independent under the NYSE listing standards.
A more detailed description of the functions and responsibilities of the Cybersecurity Committee can be found in our Cybersecurity Committee charter published on the Investors portion of our website at ir.veeva.com.
Nominating and Governance Committee
The Nominating and Governance Committee oversees the nomination of directors, including, among other things, identifying, considering, and nominating candidates to our Board. Our Nominating and Governance Committee also recommends corporate governance guidelines and policies and advises the Board on corporate governance and Board performance matters, including recommendations regarding the structure and composition of the Board and the Board’s committees. The Nominating and Governance Committee is also responsible for oversight of our public benefit objectives and required public benefit corporation disclosures. In addition, it oversees the annual evaluation of our Board and individual directors and advises the Board on matters that may involve members of the Board or our executive officers and that may involve a conflict of interest or taking of a corporate opportunity.
The members of our Nominating and Governance Committee are non-employee members of our Board and are independent under the listing standards of the NYSE applicable to Nominating and Governance Committee members.
A more detailed description of the functions and responsibilities of the Nominating and Governance Committee can be found in our Nominating and Governance Committee charter published on the Investors portion of our website at ir.veeva.com.

Veeva Systems Inc. | 2025 Proxy Statement 19

How We Are Organized
Board and Committee Meeting Attendance
Our Board met four times during fiscal 2025. No director attended fewer than 75%, in the aggregate, of the total number of meetings of the Board and the total number of committee meetings of which he or she was a member during fiscal 2025. It is our policy to invite and encourage our directors to attend our annual meetings of shareholders. Last year, six of our directors attended our 2024 annual meeting. The membership of each standing committee and number of meetings held during fiscal 2025 are identified in the table below.

Name	Audit	Compensation	Governance	Cybersecurity
Peter P. Gassner
Timothy S. Cabral
Mark Carges		✔		Chair
Mary Lynne Hedley			Chair
Priscilla Hung	✔
Tina Hunt	✔
Marshall Mohr	Chair			✔
Gordon Ritter		Chair
Paul Sekhri			✔
Matthew J. Wallach			✔
Number of meetings held during fiscal 2025	8	6	4	4

Compensation Committee Interlocks and Insider Participation
During fiscal 2025, our Compensation Committee consisted of Messrs. Carges and Ritter. None of our executive officers serves, or served during fiscal 2025, as a member of the board or compensation committee of any other entity that has or has had one or more executive officers serving as a member of our Board or our Compensation Committee.

20 Veeva Systems Inc. | 2025 Proxy Statement

HOW WE GOVERN AND ARE GOVERNED
Overview of Our Corporate Governance Program and Recent Actions
The highlights of our corporate governance program are as follows:
•	8 out of 9 continuing directors are independent
•	Completely independent Audit Committee, Compensation Committee, Nominating and Governance Committee, and Cybersecurity Committee
•	Separate Chair and CEO positions
•	Annual director elections, with majority voting and removal with or without cause
•	Proxy access for director nominations
•	Shareholders’ ability to call a special meeting
•	Standing Cybersecurity Committee tasked with oversight of cybersecurity risks
•	Regular executive sessions of independent directors
•	Annual Board evaluation (led by third party)
•	Varied lengths of Board tenure with an average tenure of over 7 years
•	Single class of common stock
•	Code of Conduct applicable to directors and executive officers
•	Anti-hedging and pledging policies in our Insider Trading Policy
•	Stock ownership guidelines for directors and executive officers
•	Overboarding policy, including differentiated limits for directors who are also executive officers of public companies
•	Annual review of committee charters and corporate governance policies
•	Shareholder engagement program
•	Board continuing education program
•	Director resignation policy
•	Policy to claw back incentive-based compensation from executive officers in case of accounting restatements
We regularly review our current corporate governance practices against best practices and peer benchmarks. The following are the most recent actions we have taken to improve our corporate governance program:
•	In 2024, we commenced a proactive, off-season shareholder engagement program.
•	In 2023, we automatically converted to a single class of common stock.
•	In 2023, we adopted our new Compensation Recovery (“Clawback”) Policy.
•	In 2022, we formed our Cybersecurity Committee.
•	In 2022, we delivered our first annual PBC report. Our fourth annual PBC report is included herein.
•	In 2021, we were the first public company to convert to a Delaware PBC after an overwhelming shareholder vote in favor.
•	In 2021, we de-classified our Board all at once.
•	In 2021, we adopted proxy access for director nominations and changed our charter documents to permit shareholders to call special meetings.

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How We Govern and Are Governed
Shareholder Engagement Program
Shareholder Engagement
We value our shareholders’ opinions and feedback and are committed to maintaining an active dialogue to understand their needs, interests, and concerns. We believe that ongoing engagement builds mutual trust and alignment with our shareholders and is a critical component of our overall governance and business strategy.
In 2024, we commenced a shareholder engagement program, which we intend to continue on an annual basis. Our shareholder outreach program this year covered approximately 40% of our outstanding shares of common stock as of December 31, 2024 to invite outside shareholders to meet, discuss matters of mutual interest, and gain a better understanding of their areas of focus. We held one-on-one meetings with our largest shareholders and in some instances held multiple meetings with certain shareholders. At each meeting, we discussed shareholder concerns about Mr. Sekhri’s board commitments in 2024, measures taken to address those concerns in 2025, and Mr. Sekhri’s unique fit for the Veeva Board. Many of our largest shareholders expressed they understood the Board’s decision to reject Mr. Sekhri’s conditional resignation.
The meetings were typically attended by our President and Chief of Staff, CFO, and members of our investor relations and legal teams. After the meetings, we evaluated the feedback received, considered changes to align with the feedback we received, and incorporated such feedback into our proxy planning and reported such feedback to the Nominating and Governance Committee.
Our Nominating and Governance Committee oversaw the planning for the shareholder outreach program (including the shareholders to receive outreach and the Veeva participants) and the topics for discussion at the meetings, reviewed feedback from shareholders, and discussed with management changes to align with the feedback we received.
In addition, our shareholder engagement program is supplemented by our investor relations team, along with our CEO, CFO, and EVP Strategy, frequently engaging with our shareholders throughout the year through quarterly earnings calls, our annual investor day event, and other investor conferences. We also use multiple communication channels to interact with our shareholders, such as our annual report and periodic updates to our website.
Board Responsiveness to 2024 Annual Meeting Matters
At the 2024 annual meeting, with respect to the reelection of Mr. Paul Sekhri, approximately 49% of the votes duly cast were in favor of his reelection. We believe Mr. Sekhri did not receive a majority of votes cast because he was considered overboarded by certain of our shareholders. In accordance with our governing documents, Mr. Sekhri promptly offered to resign from the Board. After careful consideration, the Board made the unanimous decision (with the exception of Mr. Sekhri, who recused himself from the discussion and vote) to reject Mr. Sekhri’s decision to resign.
In the last year, the Board and Mr. Sekhri have taken the following actions to address certain shareholders’ concerns about overboarding:
•
Mr. Sekhri reduced the number of public company boards on which he sits to a total of three, including our Board, which is consistent with our overboarding policy and the overboarding policies of ISS and many of our shareholders;

•
We initiated the aforementioned shareholder outreach program where we engaged with shareholders to discuss our business strategy and corporate governance, including our Board composition, concerns about overboarding, and our response to last year’s vote; and

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How We Govern and Are Governed
•
Mr. Sekhri provided important perspective and immense value to our Board, in part as a result of his expertise and continued involvement with emerging biotech companies, a key customer segment for Veeva. His contributions are discussed further at “How We Are Organized—Overboarding.”

At the 2024 annual meeting, with respect to the reelection of Mr. Wallach, approximately 66% of the votes duly cast were in favor of his reelection. We believe the decrease in the support for his reelection from 99% at the 2023 annual meeting was due to certain shareholders not considering Mr. Wallach to be independent, coupled with Mr. Wallach’s appointment in 2023 to the Nominating and Governance Committee. In response to these concerns, we engaged with shareholders to help them understand the process through which our Board makes their annual independence determination and how this led the Board to determine that Mr. Wallach is independent. In these meetings, we also emphasized that Mr. Wallach’s executive experience and familiarity with Veeva’s business, markets, and customers make him an important member of our Nominating and Governance Committee because he is uniquely qualified to identify and evaluate director candidates, including their ability to fulfill their fiduciary duties as directors of a Public Benefit Corporation in weighing the interests of our stakeholders.
Board Accountability
Other areas of particular shareholder interest in fiscal 2025 included the following:
•	Business strategy. Our business strategy, including our 2030 goals, was a topic of interest to investors. We shared this feedback with our Board and executives.
•	PBC objectives. How we establish and measure progress against the objectives set out in our annual PBC report.
•
Executive compensation. The design and framework of our unique executive compensation program, including the 2024 option grant to our CEO (as discussed in “Our Pay—Compensation Discussion and Analysis—Principal Elements of Compensation—CEO Equity Compensation”), about which we received positive feedback.

We shared the feedback we received from shareholders with our Board, our Nominating and Governance Committee, and our Compensation Committee, as appropriate.
Corporate Governance Policies
Our Board has adopted Corporate Governance Guidelines to promote the effective function of the Board and its committees. The Board has also adopted a Code of Conduct that applies to all of our directors, employees, and officers, including our CEO, CFO, and other executive and senior financial officers. Each committee of our Board has a written charter approved by our Board. On an annual basis, our Board and its committees review our Corporate Governance Guidelines, Code of Conduct, and committee charters against best practices and peer benchmarks. Our Corporate Governance Guidelines, Code of Conduct, and committee charters can be found on the Investors portion of our website at ir.veeva.com, as can any future amendments to, or waiver of, our Code of Conduct.
Board Oversight of Risk
One of the key functions of our Board is informed oversight of our risk management process. Our Board recognizes the importance of effective risk oversight in running a successful business and in fulfilling its fiduciary responsibilities. Our Board is responsible for assuring that an appropriate culture of risk management exists within Veeva, monitoring and assessing strategic risk exposure, and focusing on how we address specific risks, such as cybersecurity and technology risks, brand and reputation risks, strategic and competitive risks, operational risks, financial risks, and legal and compliance risks. Our executive officers are responsible for the day-to-day management of the material risks we face. On a

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How We Govern and Are Governed
regular basis, our Board administers its oversight function directly as well as through its various standing committees that address the risks inherent in their respective areas of oversight. For example, our Audit Committee is responsible for overseeing the management of risks associated with our financial reporting, accounting, and auditing matters, our internal audit function, our enterprise risk management and compliance programs, environmental, social, and governance matters, and the suitability and performance of our information technology systems. Our Compensation Committee oversees the management of risks associated with our compensation policies and programs. Our Cybersecurity Committee oversees information security and privacy related risks, controls, and procedures for our products and our internal-use information technology. Our Nominating and Governance Committee oversees the management of risks associated with director independence, conflicts of interest, composition and organization of our Board, and director succession planning.
Board’s Role in Human Capital Management
Our Board believes that human capital management is an important component of our continued growth and success. Our Board has regular involvement in talent attraction, retention, and development and succession planning, and the Board provides input on important decisions in each of these areas. The Board has primary responsibility for CEO succession planning and the Compensation Committee monitors management’s succession plans for other key executives. While the Board has approved an emergency succession plan for our CEO and certain key executives to prepare for unanticipated events, the Board believes that the establishment of a strong management team is the best way to prepare for an unanticipated executive departure.
In addition, members of our Board regularly engage with employees at all levels of the organization through periodic visits to Veeva’s headquarters in Pleasanton, California, and attendance at employee and customer events to gain insight into a broad range of human capital management topics, including corporate culture, employee development, and compensation and benefits. Our Board and management consider employee feedback in evaluating employee programs and initiatives and benefits and in monitoring our current practices for potential areas of improvement.
In particular, our Compensation Committee administers and provides oversight of our cash and equity-based compensation programs and reviews with management our major compensation-related risks, including as they relate to retention of our key executives and employees.
Certain Relationships and Related Party Transactions
In addition to the compensation arrangements with our directors and executive officers described elsewhere in this Proxy Statement, the following is a description of each transaction since February 1, 2024 and each currently proposed transaction in which:
•	we have been or are to be a participant;
•	the amount involved exceeds or will exceed $120,000; and
•
any of our directors, executive officers, or holders of more than 5% of our capital stock, or any immediate family member of or person sharing the household with any of these individuals (other than tenants or employees), had or will have a direct or indirect material interest.

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How We Govern and Are Governed
Employment Arrangements with Immediate Family Members of Our Executive Officers and Directors
Theodore Wallach, a brother of our director, Matthew J. Wallach, has been employed by us since September 2010. Theodore Wallach serves as a principal product manager. During fiscal 2025, Theodore Wallach had total cash and other compensation of approximately $360,000, approximately $130,000 of which represents the aggregate grant date fair value of RSUs and options calculated in accordance with FASB ASC Topic No. 718.
The compensation level for Theodore Wallach was comparable to the compensation paid to employees in similar positions that were not related to our executive officers. He was also eligible for equity awards on the same general terms and conditions as other employees in similar positions who were not related to our executive officers.
Indemnification Agreements
We have entered into indemnification agreements with our directors, executive officers, and other key employees. The indemnification agreements provide that we indemnify each of our directors, executive officers, and key employees to the fullest extent permitted by Delaware law, our Certificate of Incorporation, and our Bylaws against expenses incurred by that person because of his or her status as one of our directors, executive officers, or key employees. In addition, the indemnification agreements provide that, to the fullest extent permitted by Delaware law, we will advance all expenses incurred by our directors, executive officers, and other key employees in connection with a legal proceeding.
Policies and Procedures for Related Party Transactions
Pursuant to our Corporate Governance Guidelines and Audit Committee charter, any related party transaction must be presented to our Audit Committee for review, consideration, and approval. Material related party transactions must be approved by the Board. A “related party transaction” includes any transactions involving the company and any related person that we would be required to disclose pursuant to SEC and NYSE rules. Our directors and executive officers are required to report to our Audit Committee any such related party transaction. In approving or rejecting the proposed transactions, our Audit Committee or the Board shall consider the relevant facts and circumstances available and deemed relevant to the Audit Committee or the Board, including, but not limited to the risks, costs, and benefits to us, the terms of the transaction, the availability of other sources for comparable services or products and, if applicable, the impact on a director’s independence. Our Audit Committee or the Board shall approve only those transactions that, in light of known circumstances, are not inconsistent with Veeva’s best interests as our Audit Committee or the Board determines in the good faith exercise of its discretion.

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HOW WE ARE PAID
Non-Employee Director Compensation Plan
Each non-employee member of the Board receives an annual cash retainer of $50,000, paid in arrears in quarterly installments.
Non-employee members of the Board also receive grants of RSUs under our 2013 Equity Incentive Plan, as amended and restated, on the date of our annual meeting of shareholders. Such annual grants are valued on the date of grant and vest quarterly over one year. On the date of the annual meeting, each non-employee director who is serving on the Board as of such date will be issued RSUs valued at $225,000 of our common stock. In addition, the non-executive chair or lead independent director will receive an additional issuance of RSUs valued at $40,000 of our common stock.
Non-employee members of the Board’s committees are granted additional RSUs as follows.
•	Audit Committee
•	Members: RSUs valued at $20,000
•	Chair: RSUs valued at $40,000
•	Compensation Committee
•	Members: RSUs valued at $10,000
•	Chair: RSUs valued at $20,000
•	Cybersecurity Committee
•	Members: RSUs valued at $10,000
•	Chair: RSUs valued at $20,000
•	Nominating and Governance Committee
•	Members: RSUs valued at $10,000
•	Chair: RSUs valued at $20,000
New directors and new committee members will receive cash and equity compensation on a pro-rated basis to coincide with our annual director compensation period, which begins in the month of our annual meeting of shareholders.
We also have a policy of paying for regulatory filing fees related to ownership of Veeva stock and reimbursing directors for their reasonable out-of-pocket expenses incurred in attending Board and committee meetings.

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How We Are Paid
Director Compensation
The following table sets forth information about the compensation of the non-employee members of our Board who served as a director during fiscal 2025. Other than as set forth in the table and described more fully below, during fiscal 2025, we did not pay any fees to, make any equity awards or non-equity awards to, or pay any other compensation to the non-employee members of our Board for service as a director. Mr. Gassner, our CEO, receives no compensation for his service as a director and, therefore, is not included in the table below.

Name	Fees Earned or Paid in Cash ($) (1)	Stock Awards ($) (2)	All Other Compensation	Total ($)
Timothy S. Cabral	50,000	225,034	—	275,034
Mark Carges	50,000	255,062	—	305,062
Mary Lynne Hedley	50,000	245,053	—	295,053
Priscilla Hung	50,000	245,053	—	295,053
Tina Hunt (3)	50,000	245,053	—	295,053
Marshall L. Mohr	50,000	275,081	—	325,081
Gordon Ritter	50,000	285,090	—	335,090
Paul Sekhri	50,000	235,043	—	285,043
Matthew J. Wallach	50,000	235,043	—	285,043

(1)	Represents the annual cash retainers paid to each director.
(2)
Represents the aggregate grant date fair value of RSUs granted to the director during fiscal 2025, computed in accordance with FASB ASC Topic No. 718. See notes 1 and 11 of the notes to our consolidated financial statements included in our Annual Report on Form 10-K filed on March 24, 2025 for a discussion of the assumptions made by us in determining the grant date fair values of our option awards. As of January 31, 2025, the above-listed non-employee directors held outstanding RSUs under which the following number of shares of our common stock were issuable upon vesting: Mr. Cabral — 629; Mr. Carges — 713; Dr. Hedley — 685; Ms. Hung — 685; Dr. Hunt — 685; Mr. Mohr — 769; Mr. Ritter — 797; Mr. Sekhri — 657; and Mr. Wallach — 657.

(3)	On March 10, 2025, Dr. Hunt informed the Board of her intention to step down from her role as a director on the Board, effective immediately prior to the Annual Meeting.
Stock Ownership Guidelines
To further align the interests of our directors and executive officers with those of our shareholders, our Board adopted stock ownership guidelines. Under these guidelines, each director must own Veeva stock with a value of three times the annual cash retainer for Board service. Our directors may satisfy these guidelines by ownership of shares of our common stock or vested and unexercised stock options and are required to achieve these ownership levels within three years of the date of such director’s election or appointment. All of our directors are in compliance with these guidelines as of March 31, 2025.
See “Our Pay—Compensation Discussion and Analysis—Other Compensation Information and Policies” for information about the guidelines applicable to our executive officers.

Veeva Systems Inc. | 2025 Proxy Statement 27

HOW YOU CAN COMMUNICATE WITH US
Our Board, similar to our management, values regular input from shareholders and stakeholders. We, therefore, have several means by which we receive and seek that input. These include:
•	Shareholder participation in our annual meeting, both via voting and via the opportunity to ask questions or make comments;
•	Shareholder-director engagement, both initiated by us and by shareholders;
•	Shareholder participation in our regular earnings calls and during the many conferences and other events at which we offer shareholder dialogue, including our Investor Day typically held in the fall;
•	Use of any of our compliance or hotline reporting functions;
•	Participating in any of the director education or similar governance events attended by our directors or executives; and
•	Writing to us either to the address of our physical headquarters or using our dedicated investor relations email address.
Shareholders and other interested parties wishing to communicate in writing with our Board or with an individual member of our Board, including our Chair who presides over Board executive sessions, may do so by mailing to the Board or to the particular member of the Board, care of the Corporate Secretary, a letter to our principal executive offices, Attention: Corporate Secretary, Veeva Systems Inc., 4280 Hacienda Drive, Pleasanton, California 94588. The envelope should indicate that it contains a shareholder or interested party communication. All such communications will be forwarded to the director or directors to whom the communications are addressed.

28 Veeva Systems Inc. | 2025 Proxy Statement

OUR COMPANY
Overview
Veeva is the leading provider of industry cloud solutions for the global life sciences industry. Our offerings span cloud software, data, and business consulting and are designed to meet the unique needs of our customers and their most strategic business functions—from research and development through commercialization. Our solutions help life sciences companies develop and bring products to market faster and more efficiently, market and sell more effectively, and maintain compliance with government regulations. For information about our business highlights for fiscal 2025, please see our Earnings Prepared Remarks for the quarters ended April 31, 2024, July 31, 2024, October 31, 2024, and January 31, 2025, all available on the Investors portion of our website at ir.veeva.com, as well as our Current Reports on Form 8-K furnished on May 30, 2024, August 28, 2024, December 5, 2024, and March 5, 2025. These prepared remarks and reports may include information that was accurate only as of the date of those documents, as well as forward-looking statements that may differ from actual results.
Our Executive Officers
The following table provides information concerning our executive officers as of May 5, 2025.

Name	Age	Position(s)
Peter P. Gassner	60	CEO and Director
Thomas D. Schwenger	57	President and Chief Customer Officer
Brian Van Wagener	43	CFO
E. Nitsa Zuppas	55	President and Chief of Staff
Jonathan (Josh) Faddis	53	Senior Vice President, General Counsel and Secretary

Peter P. Gassner. See biographical information set forth under “Who We Are—Board Nominees.”
Thomas D. Schwenger has served as our President since September 2019 and our Chief Customer Officer since April 2024. From September 2019 to March 2024, Mr. Schwenger served as our Chief Operating Officer. Prior to joining Veeva, Mr. Schwenger served in various roles at Accenture plc, a global management consulting and professional services firm (previously Andersen Consulting and Arthur Andersen & Co.), where he had served since 1989. At Accenture, Mr. Schwenger served most recently as Senior Managing Director, Northeast U.S. Products Industries Client Service Group Lead since 2016, and previously as Senior Managing Director, North America Life Sciences Client Service Group Lead since 2014. Mr. Schwenger earned a Bachelor of Science degree in Quantitative Business Analysis from Penn State University.
Brian Van Wagener has served as our CFO since September 2024 and brings to Veeva 20+ years of corporate and consulting experience across the technology, healthcare, and life sciences sectors. He previously served in multiple roles at Veeva from 2017 to 2023, including as VP, Global Sales Operations and Chief of Staff to the CEO. Mr. Van Wagener was SVP, GTM Strategy and Operations at BetterUp from February 2023 to June 2024. Over his career, Mr. Van Wagener has also held positions at Frontier Communications and Monitor Deloitte, with responsibilities for strategic planning, analytics, go-to-market strategy and operations, business development, and financial planning and analysis. Mr. Van Wagener earned a Bachelor of Arts degree in International Relations from Dartmouth College and a Master of Business Administration from Northwestern University's Kellogg School of Management.
E. Nitsa Zuppas has served as our President and Chief of Staff since April 2024. From March 2013 to March 2024, Ms. Zuppas served as our Chief Marketing Officer. Prior to joining Veeva, Ms. Zuppas served as Chief Marketing Officer for First Virtual Group, a diversified holding company with global interests in real estate, agribusiness, philanthropy, and global financial asset management, and Executive Director of the Siebel Foundation from February 2006 to March 2013. From March 1998 to January 2006, Ms. Zuppas

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Our Company
served in a number of executive roles at Siebel Systems, including Director, Product Marketing, Senior Director, Investor Relations, General Manager, Siebel Retail, and Vice President, Marketing. Ms. Zuppas earned a Bachelor of Arts degree in Art History from California State University.
Josh Faddis has served as our Senior Vice President since April 2016 and General Counsel since September 2012. Mr. Faddis has also served as our Corporate Secretary since May 2013. Prior to joining Veeva, Mr. Faddis served in various roles at Taleo Corporation, a software-as-a-service provider of human capital management solutions, beginning in June 2001 through April 2012, including Senior Vice President, General Counsel, and Secretary. Prior to joining Taleo, Mr. Faddis conducted intellectual property and business litigation at Fulbright & Jaworski LLP and served as a Judicial Clerk for the Honorable Justice Craig Enoch, Supreme Court of the State of Texas. Mr. Faddis earned a Bachelor of Science in Agricultural Economics from Texas A&M University, magna cum laude, and a Juris Doctor degree from the Georgetown University Law Center.
Our Unique Employment Practices
Our current business operations and future growth depend on having a highly engaged workforce with a broad set of skills and life experiences operating together with a common vision, values, and ways of working. To attract and retain our workforce, we offer competitive compensation and benefits. In addition, we take a holistic approach to our employees’ well-being and offer access to physical and mental health programs and resources so our employees can focus on their chosen wellness goals. But compensation and benefits are not everything. We have also adopted some unique practices that we believe differentiate Veeva.
•
Focus on Vision and Values. We are guided by a common vision—Building the Industry Cloud for Life Sciences—and set of core values: Do the Right Thing, Customer Success, Employee Success, and Speed. This statement of Vision and Values acts as our North Star for decision making and it is emphasized and engrained into our thinking. We begin every important meeting, including each meeting of our Board and all large employee meetings, by reviewing our Vision and Values. Our employees know and understand what we are trying to accomplish and the values that should guide how we get there. A description of our Vision and Values is included herein at “Our Public Benefit Corporation Report—Operating as a PBC Aligns to Our Vision and Values.”

•
Broad equity ownership. Many companies, as they mature, limit the issuance of company equity to an ever more narrow group of employees. We have done the opposite. In fiscal 2025, 93.5% of our employees were issued company equity. We believe this helps to create an ownership and team-first culture that motivates and rewards employees. We generally grant both restricted stock units (which have immediate value to employees at vesting) and stock options (which have value to employees only if we create value for our shareholders).

•
Work anywhere. We have also adopted a “Work Anywhere” policy, which generally gives employees the flexibility to work in an office or at home on any given day, with certain job-specific restrictions. Under our policy, employees can also relocate to a place that better suits their individual or family needs if they wish. We believe that our “Work Anywhere” policy broadens our talent pool by giving employees the freedom to live where it makes the most sense for them, including in places without an office nearby. We also take steps to ensure that all employees—whether remote, in-office, or hybrid—have the same opportunities for impact, contribution, and career advancement.

•	1% Veeva Giving program. Our support for charitable causes is entirely employee driven because we think giving is personal and should be directed by the individual. With our 1% Veeva

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Our Company
Giving program, each employee receives an amount equivalent to 1% of their base salary annually to direct to the non-profit(s) of his or her choice. There is no required employee match. Employees simply make a choice. We never dictate favored corporate causes or ask employees to donate to specific non-profits.
•
Career development. Our commitment to employee success means that we support employee growth and development. For example, we have a development program called Generation Veeva that is dedicated to building the careers of new university graduates in a supportive environment through onboarding, integrated project work, workshops, mentorship, and career path planning. This program offers new university graduates the opportunity to focus either in services, engineering, sales, consulting, or analytics.

•
Employee feedback and engagement. Managers at Veeva conduct a bi-annual check-in with each team member to foster trust and open communication. During these check-ins the manager and employee discuss the employee’s strengths, areas of growth, goals, and level of engagement.

•
Manager feedback. Employees at Veeva have the opportunity to submit an anonymous survey to provide feedback on their managers. To provide additional feedback, Veeva employees can also submit anonymous forms to the CEO, senior executives, and the employee success team. These practices provide managers honest feedback on their strengths and opportunities for improvement.

•
No non-competes. Employee non-compete agreements are bad for employees, bad for innovation, and bad for the economy. We do not require any of our employees anywhere in the world to enter into non-compete agreements, and we have taken legal action to prevent the abusive use of non-compete agreements to restrict employees from working where they choose.

•
Executive compensation. Our most senior executives, including our CEO, all make the same base salary, which is set at a level that is modest by comparison to our peer group. Further, none of our most senior executives is eligible for a cash bonus or case-based variable compensation. Our executive compensation is, instead, largely equity driven and includes, as a significant component, stock options that vest over four years. We believe this structure fosters a team-first culture, encourages long-term thinking to create a sustainable and durable business, and aligns with the interest of shareholders and other stakeholders.

•
Fair termination and severance practices. We have lean teams and practice disciplined hiring. In 2023, we announced that we did not foresee layoffs in the next three years. When there is involuntary attrition, Veeva strives to be both fair and nimble with respect to the employee separation process. In the U.S., we provide a standard separation period with continued pay and benefits coverage that allows separated employees reasonable time to transition to a new employer with pay and continued health coverage. In Europe and Asia, we offer standard severance terms to ensure that all employees in the respective region are treated fairly and consistently.

We believe the employment practices listed above are, in part, responsible for our success in attracting and retaining talented employees, and in fiscal 2025, we increased our employee headcount by 119.

Veeva Systems Inc. | 2025 Proxy Statement 31

Our Company
Our Workforce
We believe corporate culture is important and we strive to foster a culture where our employees feel welcome and are given the tools they need to excel and meet our expectations of employees. Our Head of Talent Development works with our talent partners, employee success team, and our Generation Veeva program, to provide strategic leadership and focus towards Veeva’s commitment to our community and culture.
Our key talent management initiatives include: leadership training, company-wide webinars, mentorship programs, and employee affinity groups that are open to all employees. In recent years, we have expanded our recruitment efforts to try to include a broader candidate pool. We aim to develop community-oriented leaders through trainings, including trainings on mitigating bias and fostering a workplace that is fair and hospitable for all of our current and future employees. In addition, we bring learning opportunities to all employees to foster and retain our culture.
Our Approach to Environmental Sustainability
We are committed to operating in an environmentally responsible manner. On an annual basis, we engage a third-party vendor to calculate and verify our greenhouse gas emissions. In fiscal 2024, we generated 49,781 metric tons of location-based greenhouse gas emissions and 49,573 metric tons of market-based greenhouse gas emissions. Scope 3 emissions made up the majority of total emissions with 49,237 metric tons, followed by Scope 2 emissions of 280 metric tons and Scope 1 emissions of 264 metric tons. In addition, we continue to work towards setting science-based emissions targets consistent with the Science Based Targets initiative.
We maintain an International Organization for Standardization (“ISO”) 14001 certified Environmental Management System (“EMS”), which outlines our commitment to pollution reduction, energy and water efficiency, and waste reduction, tracking the effectiveness of our environmental sustainability program, and meeting or exceeding applicable environmental laws and regulations. Our Audit Committee is responsible for oversight of our environmental risks and environmental management program.
We have also taken steps to integrate environmental sustainability into our supply chain. Our Supplier Code of Conduct requires vendors to comply with all environmental laws and maintain environmentally sustainable business practices. We also consider a vendor's environmental impact in our procurement process. For example, our two main computing infrastructure providers — Salesforce and Amazon Web Services — have made commitments to environmental sustainability initiatives. We also regularly engage with customers on environmental matters so that we can better align with their environmental management priorities.
To meet our environmental commitments, we practice the following:
Pollution Reduction
•	Our “Work Anywhere” policy has reduced our commuting environmental impact. We support our workforce through technology tools that enable virtual communication and collaboration.
•	We purchase eco-friendly office supplies and cleaning supplies.
Energy and Water Efficiency
•
We track our energy use and purchase renewable energy where available. For example, in 2024, 100% of the energy purchased for our global headquarters building in Pleasanton, California, and European headquarters building in Barcelona, Spain, came from sustainable hydropower, wind, and solar sources.

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Our Company
•
We choose equipment, lighting, and appliances that minimize energy and water usage. Because we made the strategic decision to purchase our global headquarters building, we are able to implement a number of sustainability programs, including a solar power array and lighting and water efficiency. In 2022, our global headquarters earned the U.S. Environmental Protection Agency’s ENERGY STAR certification.

Waste Reduction
•	All of our major offices have recycling and e-waste programs in place.
•	We partner with asset disposal companies that re-use our retired electronic equipment after certified data destruction and use certified recycling processes where re-use is not possible.
Our Approach to Internal Audit
The primary focus of our internal audit function is to ensure the integrity, energy, and competence of our leadership team. We recognize that this is a non-traditional approach to internal audit—one that is not easily quantified—and involves dialogue and judgment to a greater degree than traditional internal audits. We take this approach based on the view that the root cause of any number of enterprise risks is a failure in one of these areas.
Our Security and Privacy Programs
Our ability to maintain the confidentiality, integrity, and availability of our customers’ data is critical to our success. Our solutions involve the storage and transmission of our customers’ proprietary information, personal information of medical professionals, personal information of patients and clinical trial participants, and other sensitive information. We know that customers have put their trust in us, and we take that very seriously.
For information about our data privacy program, see “Item 1. Business—Privacy Program” of our Annual Report on Form 10-K for fiscal 2025. For information about our cybersecurity measures and practices, see “Item 1C. Cybersecurity” of our Annual Report on Form 10-K for fiscal 2025.

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Our Company
Audit Committee Report
The information contained in the following report of Veeva’s Audit Committee is not considered to be “soliciting material,” “filed” or incorporated by reference in any past or future filing by us under the Securities Exchange Act of 1934 or the Securities Act of 1933 unless and only to the extent that Veeva specifically incorporates it by reference.
Role of the Audit Committee
The Audit Committee operates under a written charter adopted by our Board of Directors. Our Audit Committee oversees our accounting practices, system of internal controls, audit processes, and financial reporting processes. Among other things, our Audit Committee is responsible for reviewing our disclosure controls and processes and the adequacy and effectiveness of our internal controls. It also discusses the scope and results of the audit with our independent registered public accounting firm, reviews with our management and our independent registered public accounting firm our interim and year-end operating results, discusses critical audit matters and related disclosures with our independent registered public accounting firm, and, as appropriate, initiates inquiries into aspects of our financial affairs. Our Audit Committee is responsible for establishing procedures for the receipt, retention, and treatment of complaints regarding accounting, internal accounting controls, or auditing matters, and for the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters. In addition, our Audit Committee has sole and direct responsibility for the appointment, retention, compensation, and oversight of the work of our independent registered public accounting firm, including approving services and fee arrangements. Material related party transactions will be approved by our Audit Committee before we enter into them, as required by applicable rules and listing standards. A more detailed description of the functions and responsibilities of the Audit Committee can be found in Veeva’s Audit Committee charter published on the Investors portion of Veeva’s website at ir.veeva.com.
The Audit Committee oversees our financial reporting process on behalf of the Board of Directors. Management is responsible for our internal controls, financial reporting process, selection of accounting principles, determination of estimates and compliance with laws, regulations, and ethical business conduct. Our independent registered public accounting firm is responsible for expressing an opinion as to the conformity of our consolidated financial statements with generally accepted accounting principles.
Review of Audited Financial Statements for the Fiscal Year Ended January 31, 2025
The Audit Committee has reviewed and discussed with Veeva’s management and KPMG LLP the audited consolidated financial statements of Veeva for the fiscal year ended January 31, 2025. The Audit Committee has also discussed with KPMG LLP the matters required to be discussed by applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) regarding communications between our independent registered public accounting firm and Audit Committee.
The Audit Committee has received and reviewed the written disclosures from KPMG LLP required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence and has discussed with KPMG LLP its independence from us.
Based on the activities, reviews, and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in Veeva’s Annual Report on Form 10-K for the fiscal year ended January 31, 2025 for filing with the Securities and Exchange Commission.
Submitted by the Audit Committee of the Board of Directors:
Priscilla Hung
Tina Hunt
Marshall Mohr (Chair)

34 Veeva Systems Inc. | 2025 Proxy Statement

OUR PUBLIC BENEFIT CORPORATION REPORT
“We are building a lasting and durable company. We have always operated with the long-term view that doing the right thing for our customers, employees, and communities ultimately allows us to deliver the best results for investors. In that way, social and economic benefits can go hand in hand.”
- Peter Gassner, Founder and CEO
PBC — A Significant Commitment
In 2021, we became the first public company to convert from a traditional Delaware corporation to a Public Benefit Corporation (“PBC”). The conversion marked a fundamental change in our legal purpose and the scope of our duties that aligns with how we operate and reflects our Vision and Values. As we enter our fifth year of operation as a PBC, we remain committed to the same principles.
Being a PBC is about building a lasting company. We continue to operate as a for-profit company, while also pursuing a public benefit purpose intended to provide a societal benefit beyond corporate profits. Our public benefit purpose is aligned with our efforts to advance the life-saving work of the principal industries we serve and to provide high quality employment opportunities.
Equally important, as a PBC, our directors take into account an expanded set of concerns in the exercise of their fiduciary duties. Our directors have an obligation to balance the financial interests of shareholders, the best interests of other stakeholders materially affected by our conduct—including customers, employees, partners, and the communities in which we operate—and the pursuit of our PBC purpose.
In our view, pursuing our public benefit purpose and considering the interests of our key stakeholders is the best way to build a durable business for the long term, which, we believe, is also in the best interest of shareholders.
We publish this PBC report annually to provide a view into our PBC structure and how it reflects our Vision and Values, our work in pursuing our public benefit purpose and the objectives set by our Board of Directors, and how the consideration of stakeholder interests influences our decision-making and operations.
Operating as a PBC Aligns to Our Vision and Values
Our Vision and Values guide our strategy, operations, and decision-making at all levels of the company. We review and reinforce our Vision and Values at every significant meeting or event. While our Vision and Values have remained constant for many years, we review them and consider adjustments annually and we publish a detailed description to all our employees. Below is the exact explanation shared with Veeva employees.
Vision: Building the Industry Cloud for Life Sciences
We focus on cloud technology, data, technical services, business consulting, and a network of partners to help the global life sciences industry become more efficient and effective. We strive for excellence and aspire to become essential to and appreciated by the life sciences industry.
Values
Our values are in priority order:
1.	Do the Right Thing
2.	Customer Success
3.	Employee Success
4.	Speed

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Our Public Benefit Corporation Report
Do the Right Thing
We pride ourselves on being good people that are honest, direct, and humble. We don’t lie, cheat, or steal. We treat others how we wish to be treated and respect each person as an individual. We trust common sense over excessive rules. We consider customers, employees, the industries we serve, and shareholders in making decisions. Veeva is not all about the money.
Customer Success
Customer success has three parts. First, it's about the people in the companies we serve. They should enjoy working with our products and people. They should be able to count on us and know we will go the extra mile when needed for customer success. Second, it's about the companies. Our products and services should deliver positive value to our customers over the short and long term. And third, for the industries we serve. Veeva products and services should have a positive effect on the industry, making it more efficient, innovative, and effective. We strive to be an outstanding and highly strategic partner to the industry over the long term.
Employee Success
Veeva should be a place where employees can do their best work around great people in an environment of respect, teamwork, excellence, and hard work. Veeva is not for everyone. We are careful about who we hire and take action when it’s not a fit. We prefer to promote internally based on potential. We compensate fairly based on contribution.
Speed
We should try our best to do things quickly and correctly the first time. We should get the important things done today rather than tomorrow. As we grow, we must push decision making down to operating levels to retain our speed, agility, and innovation. We know that as a company grows, it will tend to slow down. We fight against that gravity. We celebrate mistakes and learn from them. A company that has no mistakes has no speed, takes no risks, and has little reward.
Our Public Benefit Purpose
To provide products and services that are intended to help make the industries we serve more productive and to create high-quality employment opportunities in the communities in which we operate.
We believe that pursuing this public benefit purpose, among other benefits, (i) helps us maintain alignment with the primary industry we serve—life sciences—and its broad goal to improve health and extend lives, (ii) enhances our relationships with employees and job candidates, and (iii) helps us maintain the long-term perspective that is needed to build a durable and lasting company. Shareholders also benefit when employees are engaged and happy, when partners can collaborate and add value, when customers are more productive, and when customers feel confident partnering on long-term engagements.
Our PBC Objectives
Our Board of Directors has established the following objectives as we pursue our public benefit purpose. They may change over time as our business and our relationship with the industries we serve evolves.

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Our Public Benefit Corporation Report
Veeva Public Benefit Purpose (Part 1): Providing products and services that make the industries we serve more productive.
•	Objective 1: Enable faster and less expensive clinical trials that are less burdensome and more accessible to patients
•
The Veeva Clinical Platform advances clinical trial execution by providing a complete and connected technology ecosystem. Our clinical platform is designed to enable seamless execution and flow of data between clinical trial stakeholders—including patients, research sites, contract research organizations (CROs), and trial sponsors—for faster, more efficient trials that achieve higher data accuracy and increased patient diversity. Our suite of applications for clinical research sites and patient engagement facilitates clinical trial participation for patients and streamlines study execution for research sites and trial sponsors. These offerings include applications that enable sites to manage study documents electronically and securely exchange information with sponsors and CROs. We take a long-term view and are working to fundamentally improve the burdensome clinical trial processes, not just sell products that are short-term fixes for short-term gain.

Representative progress for fiscal 2025:
•
Veeva Vault EDC has now been used in more than 1,400 clinical trials globally, bringing much-needed innovation to the industry, enabling faster clinical trial study builds, more efficient maintenance of the study protocol, and significant reduction in the effort of key data collection activities. Additionally, Veeva released the first-ever bi-directional, built-for-purpose Safety-to-EDC connection, delivering a much-needed integration between sites and drug safety teams. This integration reduces the manual, out-of-the-system interactions between primary investigators and safety personnel, ensuring critical safety-related events are handled thoroughly and quickly.

•
We continue to invest in Veeva SiteVault. SiteVault is a suite of applications—offered free for over 90% of clinical trial sites—that clinical trial sites use to manage their regulatory information and share information with clinical trial sponsors. The high-quality software and seamless integration of the SiteVault suite helps sites to be more efficient. More than 10,000 users actively use Veeva SiteVault.

•
We continue to introduce high-quality applications for clinical trial sites that help remove friction from the clinical trials process and make the industry overall more efficient. One example is VeevaID, which we introduced in our last fiscal year. VeevaID provides single sign-on capability for clinical researchers across all sponsor systems. Typical site users have six or more logins for a single study, a distinct inefficiency solved by VeevaID. Over 30,000 users have registered for a VeevaID.

•
We continue to operate clinicaltrials.veeva (CTV), a free website that gives patients, sites, and sponsors a better way to find clinical trials. Though still relatively new, CTV had over 1 million visitors last year, has over 100,000 unique visitors each month, and has thousands of visitors signed up to stay informed about studies.

•
Veeva ePRO—used by patients in clinical trials—continues to grow rapidly, today serving more than four times the sites and patients as compared to a year ago. Veeva ePRO has live studies across all clinical trial phases, including large global trials. Customers use Veeva ePRO to make the clinical trial experience much easier for patients with this simple mobile application. This eases the technology and education burden on clinical trial participants and helps enable faster study builds.

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Our Public Benefit Corporation Report
•	Objective 2: Support customer choice and remove competitive barriers from the industry
•
Life sciences companies should have the freedom to choose the software, data products, and services that meet their business needs without undue restrictions. Choice benefits the life sciences industry and is crucial for the industry to fulfill its mission of improving the lives of patients. Today we maintain more than 800 agreements that allow third parties (often competitors) to access our proprietary data and cloud software products for that purpose. We do not block or disable integrations to third-party software products. Instead, we enable them through open APIs where possible. We have also taken legal action against IQVIA to stop their anti-competitive practices that we believe harm the life sciences industry and violate antitrust laws.

Additionally, in January 2024 we announced the availability of the full Veeva Compass suite of commercial data products to provide the industry a better alternative to IQVIA, the historically dominant provider. Compass uniquely supports the needs of today’s modern medicines because it gives brands unlimited data access, projects data for both retail prescriptions and complex procedures, and is licensed by the brand.
Veeva Public Benefit Purpose (Part 2): Creating high-quality employment opportunities.
•	Objective 3: High-Quality Job Creation — continue to create high-quality employment opportunities for the long term
•
We provide job opportunities with high potential for development and advancement, fair and competitive compensation and benefits, location flexibility, and without abusive restrictions. We added 119 employees in fiscal 2025 and ended the year with close to 7,300 employees. Also, because of our measured and thoughtful hiring process, we have continued to grow steadily without the need for layoffs.

We seek to maintain lean teams that remain nimble and relatively stable through macroeconomic ups and downs. While we do not project specific hiring targets, we plan to continue to grow and we remain focused on creating the highest quality job opportunities while finding the right people for Veeva. And our thoughtful process and values are resonating. Over two-thirds of our new hires reported that our status as a PBC had a meaningful impact on their decision to join Veeva.
•	Objective 4: Advocate for the elimination of the use of non-competes as a condition of employment in the U.S. by 2030
•
We have long held the belief that individuals and society benefit when employees have the freedom to pursue the opportunities they choose. We recognize the clear public benefit to eliminating non-competes as a condition of employment as they undeniably restrain competition in labor markets, stifle employee mobility, depress wages, limit the ability of employers to reach the most qualified personnel (which is a drag on innovation and productivity), discourage entrepreneurship, and help entrench monopolies. In fiscal 2025, we continued our public support for both federal and state action to ban employment non-compete agreements, including by providing in-person testimony to the Ohio Senate Judiciary Committee in support of Ohio’s proposed non-compete ban. We remain firm in our commitment to eliminate employment non-competes by permanent legislation.

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Our Public Benefit Corporation Report
Key Stakeholder Decisions
We consider the interests of our shareholders, customers, employees, partners, and the communities in which we operate when making decisions. We believe that balancing the interests of these stakeholders is necessary to achieve meaningful success and maintain market leadership for the long term.
We believe a powerful way to show how we operate as a PBC is to share some key decisions from our fiscal year that illustrate stakeholder-balanced decision making. Decisions are leading indicators of operations and results. Key decisions may not impact results for multiple years or may be preventative in nature.
1.	Operating Principles
We formalized “Hard Working Company” as a core operating principle of Veeva. Hard working has always been a core part of Veeva from the start, and as we grow, it is helpful to reiterate and formalize our principles and expectations. We take pride in our work, strive for excellence, deliver on our commitments, and always go the extra mile when needed. We memorialized this concept in our operating principles to set clear expectations and protect our future as a hard working company that demands high commitment and strives for excellence.
2.	Focus on Managers
As part of our continued focus on managers and the important role they serve, we introduced a formal manager feedback process. Conducted once a year in the form of an anonymous survey of managed employees, manager feedback helps managers better understand their strengths and areas for improvement. Constructive feedback helps managers and Veeva get better.
3.	CEO Equity Compensation
We announced a CEO equity compensation program aligned with shareholder long-term interest and company durability. The CEO option grant includes service-based vesting through February 1, 2030, the additional vesting condition that Veeva’s stock price meet or exceed its 52-week stock price high for 60 days, a two-year post-exercise holding period requirement, and the option exercise price set at Veeva’s 52-week stock price high. These features are intended to retain our CEO and to align his interests with those of our shareholders, other key stakeholders, and pursuit of our public benefit purpose.
4.	Commercial Principles
We prepared a document for use with customers that sets out the core tenets of our pricing and commercial contracting model. Transparently helping customers understand our largely standardized approach saves time and facilitates a more strategic discussion on how to address customer needs.
5.	2030 Goals
Building on our previous practice, we announced a new revenue run rate goal of $6B in calendar 2030. At the same time and consistent with our goal to serve the life sciences industry well, our goal is to create value for our customers and the industry that is at least double our revenue. We are currently on track to achieve our previous revenue run rate goal of $3B in calendar 2025. Providing an updated long-term goal continues our tradition of transparency with investors, employees, and customers.
6.	New Markets
We announced that we would be entering new markets by introducing horizontal enterprise software products not specifically focused on the life sciences industry. Taking a platform-first

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Our Public Benefit Corporation Report
approach and aligned with our PBC purpose and duties, we plan to bring the benefits of Veeva’s proven operating model and values to new categories of customers. We are relatively early in that process with the vast majority of our employees still working solely to fulfill our industry cloud for life sciences vision. When appropriate, we will disclose the vision of our horizontal enterprise software business.
7.	Common Data Architecture
We introduced Common Data Architecture for Life SciencesTM (CDA). As life sciences companies continue to introduce new data and software into their organizations, different names and formats are often used to describe the same information. This makes efficiency and interoperability an increasing challenge for the industry. CDA is an open and freely available standard for software applications, data products, and people to talk to each other with greater consistency and accuracy. CDA will help create a common understanding within and between organizations that increases speed, efficiency, and quality of data management.
Key Operations Practices
Our Operations Practices keep us aligned to our Vision and Values, stakeholder interests, and public benefit purpose as we scale. Seven of the most important and representative operational practices that were significant in the past year are:
1.
We provide consistent and frequent communication of our Vision and Values. We begin every important meeting, including each meeting of our Board of Directors and all large employee and customer meetings by reviewing our Vision and Values. Our Vision and Values act as our North Star for decision making, are emphasized and engrained into our thinking, and are intrinsically tied to our PBC status and success.

2.
We are committed to our operating principles as a key part of our broader operating model. They describe our approach to getting work done at Veeva and are fundamental to how we continue to grow in the right way. Our operating principles are: Hard Working Company, Engaged Teams Working Together, Autonomy And Alignment, Execution Matters Most, Focus Pays Off, Keep It Simple, Humility, and Care-Notice-Act.

3.
We audit within our corporate leadership team for integrity and energy with a greater focus on human interaction and judgment. We take this non-traditional approach to internal audit as a preventative measure and based on the view that any number of enterprise risks can arise from a failure in one of these areas.

4.
We are committed to a compensation program that is fair and fosters a team-first culture. This viewpoint is reflected in our executive compensation structure, which is largely equity driven, does not include exclusive perks, subjective bonuses, or a contractual right to accelerated vesting for executives on termination. We have broad equity participation which, in fiscal 2025, included 93.5% of our employees receiving company equity.

5.
We maintain our commitment to reasonable employment agreements without non-competes, we do not make “keep silent” payments, and we have implemented fair and predictable termination and severance practices.

6.
We support our Veeva Giving program in which each employee receives an amount equivalent to 1% of their base salary annually to direct to the non-profit(s) of their choice, without a requirement for an employee match. The program encourages employees to give back to their

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Our Public Benefit Corporation Report
communities in a way that is entirely employee-directed, and not regressive (i.e., not a match that only the highest-paid can afford). We never dictate favored corporate causes or ask employees to donate to specific non-profits. In calendar 2024, our employees donated $6.7 million to over 7,000 different charitable organizations.
7.
We are committed to our “Work Anywhere” policy, which we think helps employees, their families, and the environment. Work Anywhere broadens our talent pool and allows for employee mobility as life events change. Our employees spend more time with families, and less time commuting. We ensure that remote employees are not treated as second-class citizens and have all the same opportunities for impact, contribution, and career advancement as employees who work in an office.

Veeva Systems Inc. | 2025 Proxy Statement 41

PROPOSAL TWO: RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Our Board unanimously recommends a vote “FOR” ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending January 31, 2026.
Our Audit Committee has appointed the firm of KPMG LLP, independent registered public accountants, to audit our financial statements for the fiscal year ending January 31, 2026. KPMG has audited our financial statements since the fiscal year ended January 31, 2010. In compliance with Sarbanes-Oxley requirements, the lead audit partner from KPMG rotates off our account every five years. The last lead audit partner rotation occurred in April 2023.
Notwithstanding its selection and even if our shareholders ratify the selection, our Audit Committee, in its discretion, may appoint another independent registered public accounting firm at any time if the Audit Committee believes that such a change would be in the best interests of Veeva and its shareholders. At the Annual Meeting, the shareholders are being asked to ratify the appointment of KPMG as our independent registered public accounting firm for the fiscal year ending January 31, 2026. Our Audit Committee is submitting the selection of KPMG to our shareholders because we value our shareholders’ views on our independent registered public accounting firm and as a matter of good corporate governance. Representatives of KPMG will be present at the Annual Meeting, and they will have an opportunity to make statements and will be available to respond to appropriate questions from shareholders.
If this proposal does not receive the affirmative approval of a majority of the votes cast on the proposal, the Audit Committee would reconsider the appointment.
Principal Accounting Fees and Services
The following table sets forth all fees paid or accrued by us for professional audit services and other services rendered by KPMG for the fiscal years ended January 31, 2025 and 2024:

	2025	2024
Audit Fees(1)	$4,009,000	$3,657,000
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees(2)	375,000	—
Total Fees	$4,384,000	$3,657,000

(1)
Audit Fees: This category represents fees for professional services provided in connection with the audit of our financial statements, review of our quarterly financial statements, attest services related to Section 404 of the Sarbanes-Oxley Act of 2002, and audit services provided in connection with other regulatory or statutory filings for which we have engaged KPMG.

(2)	All Other Fees: This category represents permissible non-audit fees for other services, including real-time system assessments.
Pre-Approval of Audit and Non-Audit Services
Consistent with requirements of the SEC and the PCAOB regarding auditor independence, our Audit Committee is responsible for the appointment, compensation, and oversight of the work of KPMG. In recognition of this responsibility, our Audit Committee (or the chair if such approval is needed on a time-urgent basis) generally pre-approves all audit and permissible non-audit services provided by KPMG. These services may include audit services, audit-related services, tax services, and other services. All services provided by KPMG for our fiscal years ended January 31, 2025 and 2024 were pre-approved by our Audit Committee, except for minor services which in the aggregate did not exceed 5% of the fees we paid to KPMG for each fiscal year.

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OUR PAY
Compensation Discussion and Analysis
This Compensation Discussion and Analysis explains our compensation philosophy, policies, and practices for the following individuals, who are our “named executive officers” or “NEOs” for fiscal 2025.

Name	Position
Peter P. Gassner	CEO
Brent Bowman	Former CFO*
Timothy S. Cabral	Former Interim CFO**
Brian Van Wagener	CFO***
Josh Faddis	Senior Vice President, General Counsel and Secretary
Thomas D. Schwenger	President and Chief Customer Officer
E. Nitsa Zuppas	President and Chief of Staff

*	Mr. Bowman’s tenure as CFO ended on April 1, 2024.
**	Mr. Cabral served as Interim CFO from April 1, 2024 through September 16, 2024.
***	Mr. Van Wagener commenced employment with Veeva on July 15, 2024 as Executive Vice President, Finance and was appointed CFO effective as of September 16, 2024.
More detailed information about the compensation provided to our NEOs is set forth in the Summary Compensation Table and other tables that follow this section, including the accompanying footnotes and narratives relating to those tables.
Executive Summary
We did not make any material changes to our executive compensation program for fiscal 2025. As further detailed in the table below, three primary components made up our executive compensation program in fiscal 2025: base salary, short-term equity incentives (a “stock bonus”) in the form of an annual restricted stock unit (“RSU”) grant, and long-term equity incentives in the form of annual grants of stock options. In fiscal 2023 (or, in the case of executive officers that joined after fiscal 2023, when they started their role at Veeva), we also granted our executive officers, except for our CEO, a one-time special equity retention grant of RSUs and stock options in addition to the above mentioned components.

Compensation Element	Description	Purpose
Base Salary
•
All executive officers make the same base salary, which was paid at a rate of $425,000/year from February 1, 2024 through March 31, 2024 and $450,000/year for the remainder of fiscal 2025
•
None of our executive officers is eligible to receive a short-term cash incentive bonus or other form of variable cash-based compensation

• Compensates for services rendered on a day-to-day basis and to provide sufficient fixed cash compensation to allow executive officers to fund their personal and household expenses
Annual “Stock Bonus”
•
Except for our CEO, all executive officers participate in a short-term incentive program (a “stock bonus”) utilizing RSUs rather than cash
•
Stock bonuses are designed to ensure that the executive officer will have RSUs vesting during each fiscal year that achieve a value based on a percentage of base salary
•
Target stock bonuses range from 125% to 375% of base salary, with the specific percentage determined with respect to the executive officer’s role within the company
•
To achieve the desired target stock bonus level, executive officers receive a new RSU grant each year that vest quarterly over a one-year period

•
Rewards annual performance
•
Drives company-wide and individual performance
•
Effective retention tool because unvested awards are forfeited
•
Allows a holder whose cash needs may, at a given time exceed our cash compensation, to monetize their stock holdings to meet those needs while still aligning their interests with those of our shareholders

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Our Pay

Compensation Element	Description	Purpose
Annual Long-Term Equity Incentives
•
Except for our CEO, all executive officers receive an annual award of stock options for common stock based on an “option factor” multiplier applied to the number of RSUs granted as the stock bonus in the same year (i.e., number of RSUs granted for annual stock bonus X option factor = number of stock options)
•
Option factors range from 3.0 to 4.0 depending on executive officer’s role
•
Stock options are granted annually and vest annually over four years

•
Inherently performance-based because the holder benefits only if our stock price increases following the grant date, aligning the holder’s interest closely with those of our shareholders
•
Emphasizes an ownership culture and rewards our executives for growing our business
•
Encourages executive officers to achieve multi-year strategic objectives
•
Effective retention tool because unvested awards are forfeited

Special Equity Retention Grant
•
Except for our CEO, all executive officers received special long-term equity incentive grants in fiscal 2023 or when they started their role at Veeva
•
One-time awards of RSUs ranging from 7,500 to 15,000 shares of common stock and stock options ranging from 15,000 to 30,000 shares of common stock
•
No vesting prior to April 1, 2026 for most executive officers or August 1, 2028 in the case of Mr. Van Wagener (the “Four-Year Cliff”)

•
Strong retention tool in a competitive market to protect leadership continuity for the long-term
•
Four-Year Cliff incentivizes executive officers to remain at Veeva and continue to create value and drive execution over an extended period
•
The stock option element further aligns the option holder’s interest closely with those of our shareholders

A program to compensate, retain, and incentivize our CEO through our fiscal year ending January 31, 2025 was put in place by our Compensation Committee in January 2018 and is comprised of stock options vesting from March 2020 to February 2025. A new program to compensate, retain, and incentivize our CEO through our fiscal year ending January 31, 2030 was put in place by our Compensation Committee in June 2024 and is comprised of stock options vesting from February 2025 to February 2030. Both of these programs are detailed below under “Principal Elements of Compensation—Equity Awards—CEO Equity Compensation.”
Mr. Bowman’s tenure as CFO ended on April 1, 2024, at which point he remained as an employee to aid the transition until his separation date of July 1, 2024. Mr. Bowman received his accrued base salary, a cash bonus of $225,000, and the vested portion of his long-term equity incentives upon the separation date. In addition, a portion of Mr. Bowman’s fiscal 2023 special equity retention grant was accelerated, consistent with his term of service, in connection with his departure from the Company. Mr. Cabral received no compensation in connection with his role as Interim CFO. Mr. Van Wagener, in connection with his appointment as our current CFO, received the same base salary as the other NEOs and the equity grants detailed below under “Principal Elements of Compensation—Equity Awards—CFO Equity Compensation.”
Effective April 1, 2025, the annual base salary for all of our currently employed NEOs is $475,000. Also, our Compensation Committee approved target stock bonuses for our currently employed NEOs (other than Mr. Gassner) that range from 160% to 375% and option factors that range from 3.0 to 4.0 with vesting commencing on April 1, 2025.
Our Board and Compensation Committee believe our compensation programs are effective at incentivizing and retaining our senior executives and closely aligning the interests of our senior management team with those of our shareholders.

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Our Pay
Executive Compensation Philosophy, Objectives, and Components
We operate in the software and technology industry and face a highly competitive environment for top-level executive talent. To accomplish our business and growth objectives, we must be able to attract and retain talented executives whose skills and experience enable them to contribute to our long-term success. To that end, the principal objectives and philosophy of our executive compensation programs are to attract, fairly compensate, appropriately incentivize, and retain our executives in a manner that aligns their long-term interests with those of our shareholders. In fiscal 2025, the primary components of the compensation program for our NEOs, other than our CEO, were base salary, a stock bonus in the form of an annual RSU grant, and long-term equity incentives in the form of annual grants of stock options.
Role of Compensation Committee, Management, and Compensation Consultant
Role of Compensation Committee. Our Board established a Compensation Committee to discharge its responsibilities relating to our executive compensation policies and programs. Our Compensation Committee evaluates the performance of our CEO and determines his compensation. The Compensation Committee also determines the compensation of our other executive officers in consultation with our CEO. In making its decisions, our Compensation Committee considers such matters as its members deem appropriate, including our financial and operating performance, the performance of our common stock, factors specific to individual executives such as their individual achievements and retention concerns, our operational goals, the comparative compensation data described below, the results of our most recent say-on-pay advisory vote and say-when-on pay advisory vote, and shareholder feedback on compensation and governance matters. From time to time, our Board approves equity grants to our executive officers upon the recommendation of the Compensation Committee, although our Compensation Committee is also authorized to approve such grants. Our Compensation Committee has delegated authority to our CEO to make certain routine equity award grants to non-executives within certain share parameters established and reviewed from time to time by the Compensation Committee. For additional information on the Compensation Committee, see “How We are Organized—Board Committees—Compensation Committee.”
Role of Management. Members of management, including our CEO, CFO, Chief People Officer, and General Counsel, work with our Compensation Committee and often attend the Compensation Committee meetings. Members of management assist the Compensation Committee by providing information on competitive market compensation practices, market data on our outside director compensation program, and such other information as the Compensation Committee may from time to time request. They also make presentations to our Compensation Committee regarding our historical equity grants and the adequacy of the remaining equity pool to achieve retention objectives, which materials are also made available to our Board. Although our CEO participates in the discussion and decisions relating to the compensation of our other executive officers, he is not present during deliberations or voting with respect to his own compensation.
Role of Compensation Consultant. Our Compensation Committee has the authority to engage its own advisors to assist it in performing its duties and we pay the fees charged by such advisors. For fiscal 2025, our Compensation Committee engaged Compensia to evaluate and recommend a peer group against which to compare our compensation programs. Compensia also assisted the Compensation Committee in the extensive review and deliberation process it undertook in fiscal 2025 related to the stock options granted to our CEO. As part of that process, the Compensation Committee also engaged the services of Infinite Equity for the limited purpose of assisting the Compensation Committee in evaluating the likely grant date fair value associated with the option grants as well as calculating the grant date fair value for financial reporting purposes and the year-end fair value of the option grants for proxy disclosure purposes.

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Our Pay
Peer Group and Competitive Data
With respect to fiscal 2025 compensation for our NEOs, our Compensation Committee considered publicly available benchmarking data gathered by the management team of executive compensation at the peer companies listed below. Our Compensation Committee believes it is useful to review this comparative data when evaluating our executive compensation programs and making compensation decisions for our NEOs. While it uses this data as a reference point, the Compensation Committee does not feel it necessary to mirror the compensation provided by these other companies or to target any specific percentile or range of percentiles for cash, incentive, equity, or total compensation for our executive officers relative to these peer companies.
Compensia evaluates and recommends a peer group annually for executive compensation benchmarking. Compensia re-evaluated our peer group for fiscal 2025 and recommended removing Zendesk and adding HubSpot and MongoDB to our peer group. The peer group consisted of publicly traded software and software services companies that generally had revenues between approximately $653 million and $6.5 billion, generally experienced high year-over-year revenue growth, and/or had a market capitalization between $8 billion and $129 billion. Our Compensation Committee considered the peer group’s compensation practices data for compensation decisions during and with respect to fiscal 2025. The peer group consisted of the following companies, which our Compensation Committee determined are appropriate:

ANSYS	Autodesk	CrowdStrike Holdings	Datadog
DocuSign	Fortinet	HubSpot	MongoDB
Okta	Palo Alto Networks	Paycom Software	ServiceNow
Snowflake	Splunk	SS&C Technologies Holdings	Twilio
Tyler Technologies	Workday	Zoom

Principal Elements of Compensation
The compensation of our NEOs for fiscal 2025 consisted of (i) base salary, (ii) with respect to NEOs other than our CEO, new equity awards granted during fiscal 2025, and (iii) continued vesting during the course of the year of stock options and, with respect to NEOs other than our CEO, RSUs that had been granted in prior fiscal years. The mix and amount of compensation elements has been and will continue to be within the discretion and business judgment of our Compensation Committee.
Our Compensation Committee has structured these compensation programs to attract and retain senior executives, provide competitive levels of more liquid and less volatile compensation through base salary and RSUs, continue to foster an ownership mentality and alignment with the long-term interests of shareholders through the use of RSUs and stock options, and encourage the achievement of key operational goals.
Base Salary. We provide base salaries to our executive officers to compensate them for services rendered on a day-to-day basis and to provide sufficient fixed cash compensation to allow them to fund their personal and household expenses while remaining focused on their responsibilities to Veeva.
Since our 2013 initial public offering (“IPO”), Veeva has maintained a largely flat annual base salary structure for our executive officers. During fiscal 2025, the annual base salary of all of our NEOs was $425,000/year from February 1 through March 31 and $450,000/year for the remainder of fiscal 2025. The base salary is reflected in the Summary Compensation Table below.
Annual Cash Incentive Bonuses. We have generally not offered a short-term cash incentive bonus program to our NEOs since our IPO, and our Compensation Committee again determined for fiscal 2025 not to offer such a program. Rather, our Board and Compensation Committee continue to believe that our

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Our Pay
reliance on equity compensation adequately facilitates the achievement of corporate operational goals and aligns each NEO with shareholder interest. Accordingly, none of our NEOs was paid a cash incentive bonus for fiscal 2025, except Mr. Bowman, who was paid a cash bonus in connection with the end of his tenure as our CFO.
Equity Awards. Equity compensation awards remain an important part of our executive compensation program. We have granted RSUs and stock options from time to time to our employees, including our executive officers, under our stock plans. Our Compensation Committee believes that RSUs are an important component of a competitive compensation program. RSUs supplement our cash compensation and allow a holder whose cash needs may, at a given time exceed our cash compensation, to monetize their stock holdings to meet those needs while still aligning their interests with those of our shareholders. Our Compensation Committee believes that stock options are inherently performance-based because the holder benefits only if our stock price increases following the grant date, aligning the option holder’s interest closely with those of our shareholders. We believe that the combination of stock options and RSUs in our equity compensation program have effectively emphasized an ownership culture and rewarded our executive officers for growing our business. We also believe that our practice of making annual equity grants mitigates, to some degree, the impact of stock price volatility, which we have recently experienced.
In fiscal 2023, in light of a competitive environment for executive talent and compensation, we also granted our executive officers, except for our CEO, a one-time special equity retention grant of RSUs and stock options. These grants will vest on April 1, 2026 (in the case of Ms. Zuppas and Mr. Faddis) or on October 1, 2027 (in case of Mr. Schwenger), subject to continued service by such executive officers. We believe that the composition of these grants and the vesting schedule protect leadership continuity and incentivize long-term value creation.
Under our executive compensation program, applicable to all executive officers except for our CEO, we grant an annual “stock bonus,” or short-term equity incentive in the form of an annual RSU grant, and annual long-term equity incentives in the form of stock options.
Annual Stock Bonus Grants. The structure and purpose of our stock bonus program is described in the Executive Summary above. In fiscal 2025, based on the methodology described in the Executive Summary above, each of Ms. Zuppas and Messrs. Faddis and Schwenger received an RSU grant of 5,295, 4,480, and 7,636 RSUs, respectively, that vest quarterly over a one-year period.
Annual Stock Option Grants. The structure and purpose of our stock option program is described in the Executive Summary above. In fiscal 2025, based on the methodology described in the Executive Summary above, each of Ms. Zuppas and Messrs. Faddis and Schwenger received a stock option grant to purchase 21,180, 17,920, and 30,544 shares of our common stock, respectively. These stock option grants vest annually over a four-year period and have an exercise price equal to $214.73, the closing market price on the date of grant.
Fiscal 2023 Special Equity Retention Grants. In fiscal 2023, in addition to the annual grants described above, each of Ms. Zuppas and Messrs. Faddis and Schwenger received a one-time RSU grant of 7,500, 7,500, and 15,000 shares of our common stock, respectively, as well as a one-time stock option grant to purchase 15,000, 15,000, and 30,000 shares of our common stock, respectively. One hundred percent of the special equity retention grants awarded to Ms. Zuppas and Mr. Faddis will vest on April 1, 2026, and one hundred percent of the special equity retention grants awarded to Mr. Schwenger will vest on October 1, 2027, all subject to continued service. The stock option grants that are a part of the fiscal 2023 special equity retention program have an exercise price equal to $207.48, the closing market price on the date of grant.
CFO Equity Compensation. Mr. Van Wagener joined us as our Executive Vice President, Finance with the intention that he would succeed Mr. Cabral to become our CFO during fiscal 2025. In connection with his appointment, he received the following equity grants, each with a vesting start date of August 1, 2024: (i) an RSU grant of 2,193 shares, 62.5% of which vested on January 1, 2025 and the remaining 37.5% of

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Our Pay
which vested on April 1, 2025, (ii) a stock option grant to purchase 6,579 shares of common stock, with an exercise price equal to $185.74, which will vest annually over a four-year period, (iii) an one-time RSU grant of 5,848 shares, one hundred percent of which will vest on August 1, 2028, and (iv) an one-time stock option grant to purchase 17,544 shares of our common stock, with an exercise price equal to $185.74, one hundred percent of which will vest on August 1, 2028.
CEO Equity Compensation. With respect to our CEO, Mr. Gassner, our Compensation Committee has purposefully placed strong emphasis on long-term incentive compensation in the form of stock options, over cash compensation, to retain Mr. Gassner and to effectively align his long-term interests with those of our shareholders. We believe this long-term approach (with premium-priced stock options as the only equity vehicle) continues to align and incentivize Mr. Gassner to continue to lead our business and drive our success, which is consistent with the long-term interests of our shareholders and other key stakeholders, our vision to build a durable cloud company, and our PBC purpose.
On January 10, 2018, upon the recommendation of our Compensation Committee, our Board approved a grant to Mr. Gassner of options to purchase an aggregate of 2,838,635 shares of our common stock (the “2018 CEO Options”) with an exercise price of $60.00 per share.
The table below summarizes the service-based vesting schedule and stock price target conditions upon which Mr. Gassner’s 2018 CEO Options vested and became exercisable:

Number of Shares	Service-Based Vesting Condition	Stock Price Target Vesting Condition	First Date Exercisable	Expiration Date
2,128,975	Continued service as CEO through February 1, 2025, with vesting in monthly increments beginning February 1, 2020	N/A	First monthly increment (1/60th of total) became vested and exercisable on March 1, 2020, with additional monthly increments becoming exercisable thereafter through February 1, 2025	January 9, 2028
177,415	Same as above	$ 90.00	Same as above now that the applicable Stock Price Target has been achieved	January 9, 2028
177,415	Same as above	$ 100.00	Same as above now that the applicable Stock Price Target has been achieved	January 9, 2028
177,415	Same as above	$ 110.00	Same as above now that the applicable Stock Price Target has been achieved	January 9, 2028
177,415	Same as above	$ 120.00	Same as above now that the applicable Stock Price Target has been achieved	January 9, 2028

To achieve each of the above Stock Price Target Vesting Conditions, Veeva’s common stock had to sustain the specified Stock Price Target for at least 60 consecutive trading days, and each Stock Price Target Vesting Condition has been satisfied. The 2018 CEO Options reflect the continuation of a five-year long-term incentive compensation cycle for Mr. Gassner and did not begin vesting (based upon the service-based vesting conditions) until Mr. Gassner’s pre-IPO grant stock options completed vesting at the end of our fiscal year ended January 31, 2020.
On June 19, 2024, upon the recommendation of a special committee of independent directors, our Board approved a grant to Mr. Gassner of options to purchase an aggregate of 2,650,000 shares of our common stock (the “2024 CEO Options”) with an exercise price of $236.90 per share, which was equal to the 52-week high trading price at the time of grant and significantly higher than the closing price of our stock as of the trading date immediately prior to the grant date. The special committee was advised by Compensia, the Compensation Committee’s independent compensation consultant. The 2024 CEO Options are consistent with the Board’s practice of implementing five-year long-term incentive compensation programs for Mr. Gassner (i.e., the 2024 CEO Options did not begin vesting until the completion of vesting of Mr. Gassner’s 2018 CEO Options), and our Board intends that the 2024 CEO Options will be Mr. Gassner’s only equity-based compensation until at least 2030.

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Our Board and Compensation Committee believe that it continues to be appropriate to evaluate grants to Mr. Gassner on a five-year cadence. The last equity award granted to Mr. Gassner was the CEO 2018 Options. Mr. Gassner does not participate in an annual incentive compensation program and, apart from a below-market annual base salary, Mr. Gassner has not been paid any cash compensation since our IPO. The Board believes that the 2024 CEO Options are a strongly motivating, performance-based incentive compensation vehicle appropriately structured to retain Mr. Gassner and motivate him to continue growing the company on a continuous trajectory through 2030 and beyond.
Consistent with the five-year long-term incentive compensation cycle for Mr. Gassner, the 2024 CEO Options will only vest and become exercisable in five equal increments on each annual anniversary of February 1, 2025, subject to Mr. Gassner’s continuous service as our CEO through each annual vesting date. In addition, no portion of the 2024 CEO Options will vest unless the closing price of our common stock is sustained at or above $236.90 per share for sixty consecutive trading days during the vesting period between February 1, 2025 and February 1, 2030. The 2024 CEO Options are also subject to a post-exercise holding period such that any shares acquired upon exercise of the 2024 CEO Options will not be transferable during the period ending on the earlier of two years following the date of such exercise and February 1, 2032, subject to customary exceptions for shares sold to cover the exercise price and applicable taxes and estate planning transfers. As with Mr. Gassner’s prior stock option awards, the 2024 CEO Options are not subject to any contractual vesting acceleration provisions, including on an involuntary termination of employment by the Company or in connection with a change in control of the Company.
The following features of the 2024 CEO Options are intended to retain Mr. Gassner and to further strongly align his interests with those of our shareholders, other key stakeholders, and pursuit of our PBC purpose: (i) service-based vesting through February 1, 2030 only so long as Mr. Gassner continues to serve as CEO, (ii) the additional vesting condition requiring that the Company’s stock price meet or exceed the Company’s 52-week high trading price at the time of grant for a period of 60 consecutive trading days, (iii) the two-year post-exercise holding period requirement through February 1, 2032, and (iv) the option exercise price set at the Company’s 52-week stock price high.
The disclosure rules that apply to the Summary Compensation Table require that we reflect the entire grant date fair value for the 2024 CEO Options in fiscal 2025. In determining to approve or recommend, respectively, the 2024 CEO Options grant, our Board and our Compensation Committee considered the fact that, given the five-year grant cycle for Mr. Gassner, the fair value of the 2024 CEO Options might more appropriately be thought of by allocating the grant date fair value in equal portions to each of the five fiscal years that the option is intended to cover (i.e., fiscal 2026 through fiscal 2030), given that the 2024 CEO Options will be Mr. Gassner’s only equity-based compensation until at least 2030. The fair value allocated under that methodology to each year of the five-year vesting period would be approximately $34.4 million.
Perquisites, Retirement, and Other Benefits. We generally do not provide perquisites or other benefits to our executive officers other than those available to employees generally. We have established a 401(k) tax-deferred savings plan, which permits participants, including our executive officers, to make contributions up to applicable annual statutory limits by salary deduction pursuant to Section 401(k) of the Internal Revenue Code of 1986, as amended (the “Code”). We are responsible for administrative costs of the 401(k) plan. We match 100% of eligible contributions by our employees, including our executive officers, up to $4,000 per year. Such matching contributions are immediately and fully vested.
Severance and Change in Control Benefits. None of our NEOs is currently eligible for any severance or change in control-related benefits. In connection with Mr. Bowman’s departure from the Company, the vesting of a portion of his equity grants was accelerated, consistent with his term of service.

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Our Pay
Other Compensation Information and Policies
Stock Ownership Guidelines
To further align the interests of our directors and executive officers with those of our shareholders, our Board adopted stock ownership guidelines. Under these guidelines, all of our executive officers are required to achieve certain stock ownership levels within three years of the later of March 19, 2019 (the date our Board adopted stock ownership guidelines) or the date of such executive officer’s hire or appointment to a position with a higher ownership requirement. The guidelines require ownership as follows:
•	CEO: Value equal to three times his or her annual base salary
•	Other executive officers: Value equal to his or her annual base salary
Executive officers may satisfy these guidelines by ownership of shares of our common stock or vested and unexercised stock options. As of March 31, 2025, all of our executive officers are in compliance with the guidelines.
See “How We are Paid—Stock Ownership Guidelines” for information about the guidelines applicable to our directors.
Compensation Recovery (“Clawback”) Policy
In October 2022, the SEC approved final rules that require public companies to adopt, enforce, and disclose an executive compensation recovery (“clawback”) policy. In September 2023, to comply with the final SEC rules and the corresponding NYSE listing standards, we adopted our clawback policy. Our policy provides for the mandatory recovery of excess incentive-based compensation, as defined under the Exchange Act and related NYSE listing standards, from current and former executive officers in the event of an accounting restatement. The recovery of such compensation applies regardless of whether the executive officer engaged in misconduct or otherwise caused or contributed to the requirement of an accounting restatement. In addition, under our clawback policy, we may recoup from executive officers erroneously awarded incentive-based compensation received within a lookback period of the three completed fiscal years preceding the date on which we are required to prepare an accounting restatement. Other than our CEO, our NEOs are not currently entitled to incentive-based compensation.
Stock Trading Practices; Trading and Hedging Policies
Our employees, including our executive officers, and the non-employee members of our Board are subject to our Insider Trading Policy, which applies to their transactions involving any securities of Veeva, including purchases, sales, and gifts of Veeva stock. Except under limited circumstances, persons subject to the policy may not engage in any transaction of Veeva securities while aware of material nonpublic information relating to Veeva. The Insider Trading Policy also implements quarterly trading blackout periods and allows for special blackout periods to limit the likelihood of trading at times with significant risk of insider trading exposure. In addition, directors and executive officers are prohibited from engaging in any transaction involving Veeva securities without first obtaining pre-clearance from our compliance officer.
Our Insider Trading Policy also includes Rule 10b5-1 trading plan guidelines that permit our directors and employees, including our NEOs, to adopt Rule 10b5-1 trading plans (“10b5-1 plans”). Under these guidelines, among other restrictions, 10b5-1 plans may only be adopted or modified when the person adopting the trading plan is not aware of any material nonpublic information and there is an open trading

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window. In addition, the first trade under an amended or new 10b5-1 plan may not occur until the later of (i) 91 days following adoption of the plan, or (ii) three business days following the filing of our Quarterly Report on Form 10-Q or Annual Report on Form 10-K, as applicable, for the period in which the trading plan was adopted or modified.
Our Insider Trading Policy prohibits our directors, executive officers, and employees from hedging transactions in Veeva stock, pledging Veeva stock, and holding Veeva stock in a margin account among other restrictions.
Our Insider Trading Policy is filed as an exhibit to our latest Annual Report on Form 10-K and is available on the Investors portion of our website at ir.veeva.com.
In addition, with regard to Veeva’s trading in its own securities, it is our policy to comply with the federal securities laws and the applicable exchange listing requirements.
Policies and Practices Regarding the Timing of Equity Awards
As described in the Executive Summary above, our executive compensation program includes the use of stock option grants. Under our Equity Grant Policy, equity awards, including stock options, granted to our Section 16(b) officers must be approved by our Compensation Committee.
Annual stock option awards granted by the Compensation Committee to eligible employees, including our Section 16(b) officers, are generally approved in a regular, previously scheduled committee meeting, as part of our annual compensation review process, which typically takes place in the beginning of April, when the Company is generally not expected to be in possession of, or imminently disclosing, material non-public information.
Our Compensation Committee may also grant equity awards, including stock options, to our Section 16(b) officers outside of our annual compensation review cycle for new hires, promotions, retention, or other purposes. Such “off-cycle” equity awards are granted at a set date each month.
All stock options are granted with an exercise price equal to or above the fair market value of the underlying shares on the date of grant. We do not take into account material non-public information when determining the timing or terms of option awards nor do we time the disclosure of material non-public information for the purpose of affecting the value of executive compensation.
During fiscal 2025, we did not grant any stock options to any of our NEOs in any period beginning four business days prior to the filing of a periodic report on Form 10-Q or Form 10-K or the filing or furnishing of a current report on Form 8-K that discloses material non-public information, and ending one business day after the filing or furnishing of such report.
Compensation Policies and Practices as They Relate to Risk Management
Our Compensation Committee has reviewed our major compensation risk exposures and the steps management has taken to monitor and mitigate such risks and does not believe that our compensation policies and practices encourage undue or inappropriate risk taking or create risks that are reasonably likely to have a material adverse effect on Veeva.
Tax and Accounting Considerations
Deductibility of Executive Compensation
Section 162(m) of the Code will generally limit the amount that we may deduct from our federal income taxes for remuneration paid to our executive officers to one million dollars per executive officer per year. While our Compensation Committee is mindful of the benefit to us of the deductibility of compensation and will consider deductibility when analyzing potential compensation alternatives, our Compensation

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Committee believes that it should not be constrained by the requirements of Section 162(m) where those requirements would impair flexibility in compensating our executive officers in a manner that can best promote our corporate objectives. Therefore, our Compensation Committee has not adopted a policy that requires that all compensation be deductible.
No Gross-Ups of Parachute Payments and Deferred Compensation
We did not provide any executive officer, including any NEO, with a “gross-up” or other reimbursement payment for any tax liability that he or she might owe as a result of the application of Sections 280G, 4999, or 409A of the Code during fiscal 2025, and we have not agreed and are not otherwise obligated to provide any NEOs with such a “gross-up” or other reimbursement.
Accounting Treatment
We account for stock compensation in accordance with ASC Topic 718, which requires companies to measure and recognize the compensation expense for all share-based awards made to employees and directors, including stock options and RSUs, over the period during which the award recipient is required to perform services in exchange for the award. We estimate the fair value of stock options granted using either a Monte Carlo simulation for market condition awards or the Black-Scholes option-valuation model. This calculation is performed for accounting purposes and reported in the compensation tables below.
Compensation Committee Report(1)
The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K, and in reliance on such review and discussions, the Compensation Committee has recommended to the Board that this Compensation Discussion and Analysis be incorporated by reference into the Annual Report on Form 10-K for the year ended January 31, 2025 and included in this Proxy Statement.
Mark Carges
Gordon Ritter, Chair
(1)
The material in the Compensation Committee Report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any of our filings under the Securities Act of 1933, as amended, or the Securities Act, or the Exchange Act, other than our Annual Report on Form 10-K, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

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Summary Compensation Table
The following table provides information concerning the compensation paid to our NEOs for fiscal 2025, as well as for our prior two fiscal years.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($) (1)	Option Awards ($) (1)	Total ($)
Peter P. Gassner CEO	2025	445,833	—	—	171,990,300 (2)	172,436,133
	2024	420,833	—	—	—	420,833
	2023	391,667	—	—	—	391,667
Brent Bowman (3) Former CFO	2025	185,064	225,000	—	—	410,064
	2024	420,833	—	933,044	1,669,341	3,023,218
	2023	391,667	—	3,051,201	3,473,491	6,916,359
Timothy S. Cabral (4) Former Interim CFO	2025	N/A	N/A	N/A	N/A	N/A
	2024	N/A	N/A	N/A	N/A	N/A
	2023	N/A	N/A	N/A	N/A	N/A
Brian Van Wagener (5) CFO	2025	245,481	—	1,493,535	2,155,532	3,894,548
	2024	N/A	N/A	N/A	N/A	N/A
	2023	N/A	N/A	N/A	N/A	N/A
Josh Faddis Senior Vice President, General Counsel and Secretary	2025	445,833	—	961,990	1,810,078	3,217,901
	2024	420,833	—	933,044	1,669,341	3,023,218
	2023	391,667	—	2,532,501	3,017,065	5,941,233
Thomas D. Schwenger President and Chief Customer Officer	2025	445,833	—	1,639,678	3,085,213	5,170,724
	2024	420,833	—	1,632,961	2,921,588	4,975,382
	2023	391,667	—	4,576,801	5,828,157	10,796,625
E. Nitsa Zuppas President and Chief of Staff	2025	445,833	—	1,136,995	2,139,366	3,722,194
	2024	420,833	—	1,166,350	2,086,756	3,673,939
	2023	391,667	—	2,654,707	3,223,302	6,269,676

(1)
The amounts reported in these columns represent the aggregate grant date fair value of RSUs and options to purchase shares of our common stock, as applicable, computed in accordance with FASB ASC Topic No. 718. See notes 1 and 11 of the notes to our consolidated financial statements included in our Annual Report on Form 10-K filed on March 24, 2025 for a discussion of the assumptions made by us in determining the grant date fair value of our equity awards. These amounts do not purport to reflect the value that will be recognized by the NEOs upon sale of the underlying securities.

(2)
Represents the grant date fair value of options to purchase an aggregate of 2,650,000 shares of our common stock. See discussion in “Principal Elements of Compensation—Equity Awards—CEO Equity Compensation” for additional details about this option grant. This option grant was made to Mr. Gassner on June 19, 2024. Accordingly, the disclosure rules that apply to the Summary Compensation Table require that we reflect the entire grant date fair value for this option grant in fiscal 2025. In determining to recommend and approve, respectively, this option grant, our Compensation Committee and our Board considered the fact that, given its five-year grant cycle for Mr. Gassner and delayed vesting commencement date, the fair value of the option grant might more appropriately be thought of by allocating the grant date fair value in equal portions to each of the five fiscal years in which the options will vest (i.e., fiscal 2026 through fiscal 2030). The fair value allocated under that methodology to each year of the five-year vesting period would be $34,398,060.

(3)
Mr. Bowman’s tenure as CFO ended on April 1, 2024 and he remained an employee for three months thereafter to ensure a smooth transition. In connection with his departure, 9/16ths of Mr. Bowman's equity grant from the fiscal year ending January 31, 2023 of 10,000 RSUs and 20,000 stock options, originally scheduled to vest on April 1, 2026, were accelerated and vested on July 1, 2024.

(4)	Mr. Cabral served as Interim CFO from April 1, 2024 through September 16, 2024. Mr. Cabral received no compensation in connection with his role as Interim CFO.
(5)	Mr. Van Wagener commenced employment with Veeva on July 15, 2024 as Executive Vice President, Finance. The Board appointed Mr. Van Wagener as CFO effective as of September 16, 2024.

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Fiscal 2025 Grants of Plan-Based Awards
The following table provides information concerning grants of plan-based awards to our NEOs during fiscal 2025.

Name	Grant Date	All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/share)	Grant Date Fair Value of Stock and Option Awards ($) (1)
Peter P. Gassner	6/19/2024	—	2,650,000 (2)	236.9	171,990,300
Brent Bowman	—	—	—	—	—
Timothy S. Cabral	—	—	—	—	—
Brian Van Wagener	7/15/2024	—	17,544 (3)	185.74	1,588,051
	7/15/2024	—	6,579 (4)	185.74	567,480
	7/15/2024	5,848 (5)	—	—	1,086,208
	7/15/2024	2,193 (6)	—	—	407,328
Josh Faddis	4/5/2024	—	17,920 (7)	214.73	1,810,078
	4/5/2024	4,480 (8)	—	—	961,990
Thomas D. Schwenger	4/5/2024	—	30,544 (7)	214.73	3,085,213
	4/5/2024	7,636 (8)	—	—	1,639,678
E. Nitsa Zuppas	4/5/2024	—	21,180 (7)	214.73	2,139,366
	4/5/2024	5,295 (8)	—	—	1,136,995

(1)
The amounts reported represent the aggregate grant date fair value of RSUs and options to purchase shares of our common stock, computed in accordance with FASB ASC Topic No. 718. See notes 1 and 11 of the notes to our consolidated financial statements included in our Annual Report on Form 10-K, filed on March 24, 2025, for a discussion of the assumptions made by us in determining the grant date fair value of our equity awards. These amounts do not purport to reflect the value that will be recognized by the NEOs upon sale of the underlying securities.

(2)
The stock options vest over five years, with 20% of the shares vesting on February 1, 2026, and 20% of the total shares vesting equally on a yearly basis thereafter, subject to Mr. Gassner’s continued service as our CEO and the performance-based vesting condition related to achievement of the Stock Price Target of $236.90 per share for at least 60 consecutive trading days during the vesting period between February 1, 2025 and February 1, 2030. See discussion in “Principal Elements of Compensation—Equity Awards—CEO Equity Compensation” for additional details about this award.

(3)	100% of the stock options vest on August 1, 2028, subject to Mr. Van Wagener’s continued service to Veeva.
(4)
The stock options vest over four years, with 25% of the shares vesting on August 1, 2025, and 25% of the total shares vesting equally on a yearly basis thereafter, subject to Mr. Van Wagener’s continued service to Veeva.

(5)	100% of the RSUs vest on August 1, 2028, subject to Mr. Van Wagener’s continued service to Veeva.
(6)	The RSUs vested over eight months, with 62.5% vesting on January 1, 2025 and 37.5% vesting on April 1, 2025.
(7)
The stock options vest over four years, with 25% of the shares vesting on April 1, 2025, and 25% of the total shares vesting equally on a yearly basis thereafter, subject to continued service to Veeva.

(8)	The RSUs vested quarterly over one year, with 25% vesting per quarter, following the vesting commencement date of April 1, 2024.

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Outstanding Equity Awards at Fiscal 2025 Year-End
The following table sets forth information regarding all unexercised options and unvested RSUs held by each of our NEOs as of January 31, 2025. The vesting schedule applicable to each outstanding award is described in the footnotes to the table below.

		Option Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options Vested (#)	Number of Securities Underlying Unexercised Options Unvested (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#)	Market Value of Shares of Stock that Have Not Vested ($) (1)
Peter P. Gassner	1/10/2018	2,093,492	35,483 (2)	60.00	1/9/2028
	1/10/2018	174,458	2,957 (3)	60.00	1/9/2028
	1/10/2018	174,458	2,957 (4)	60.00	1/9/2028
	1/10/2018	174,458	2,957 (5)	60.00	1/9/2028
	1/10/2018	174,458	2,957 (6)	60.00	1/9/2028
	6/19/2024	—	2,650,000 (7)	236.90	6/18/2034
Brent Bowman	—	—	—	—	—
	—	—	—
Timothy S. Cabral	—	—	—	—	—
	—					—	—
Brian Van Wagener	7/15/2024	—	19,696 (8)	185.74	7/14/2034
	7/15/2024	—	4,427 (9)	185.74	7/14/2034
	7/15/2024					823 (10)	191,973
	7/15/2024					5,848 (11)	1,364,104
Josh Faddis	4/15/2021	7,650	2,550 (12)	275.82	4/14/2031
	4/6/2022	9,412	9,412 (13)	207.48	4/5/2032
	4/6/2022	—	15,000 (14)	207.48	4/5/2032
	4/6/2023	5,183	15,549 (15)	180.02	4/5/2033
	4/5/2024	—	17,920 (16)	214.73	4/4/2034
	4/6/2022					7,500 (17)	1,749,450
	4/5/2024					1,120 (18)	261,363
Thomas D. Schwenger	10/4/2019	70,000	— (19)	154.00	10/3/2029
	4/15/2021	16,350	5,450 (12)	275.82	4/10/2029
	4/6/2022	17,647	17,648 (13)	207.48	4/5/2032
	4/6/2022	—	30,000 (20)	207.48	4/5/2032
	4/6/2023	9,071	27,213 (15)	180.02	4/5/2033
	4/5/2024	—	30,544 (16)	214.73	4/4/2034
	4/6/2022					15,000 (21)	3,498,900
	4/5/2024					1,909 (18)	445,293
E. Nitsa Zuppas	4/11/2019	13,100	— (22)	135.49	4/10/2029
	4/14/2020	18,180	— (23)	173.59	4/13/2030
	4/15/2021	9,821	3,274 (12)	275.82	4/14/2031
	4/6/2022	10,590	10,590 (13)	207.48	4/5/2032
	4/6/2022	—	15,000 (14)	207.48	4/5/2032
	4/6/2023	6,479	19,437 (15)	180.02	4/5/2033
	4/5/2024	—	21,180 (16)	214.73	4/4/2034
	4/6/2022					7,500 (17)	1,749,450
	4/5/2024					1,324 (18)	308,836

(1)
Computed in accordance with SEC rules as the number of unvested RSUs multiplied by the closing market price of our common stock at the end of fiscal 2025, which was $207.41 on January 31, 2025 (the last trading day of fiscal 2025).

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(2)	The stock options vested in 60 equal monthly installments between March 1, 2020 and February 1, 2025.
(3)
The stock options vested in 60 equal monthly installments beginning March 1, 2020 through February 1, 2025. The performance-based vesting condition related to achievement of the Stock Price Target of $90.00 per share for at least 60 consecutive trading days has been satisfied. See discussion in “Principal Elements of Compensation—Equity Awards—CEO Equity Compensation” for additional details about this award.

(4)
The stock options vested in 60 equal monthly installments beginning March 1, 2020 through February 1, 2025. The performance-based vesting condition related to the achievement of the Stock Price Target of $100.00 per share for at least 60 consecutive trading days has been satisfied. See discussion in “Principal Elements of Compensation—Equity Awards—CEO Equity Compensation” for additional details about this award.

(5)
The stock options vested in 60 equal monthly installments beginning March 1, 2020 through February 1, 2025. The performance-based vesting condition related to the achievement of the Stock Price Target of $110.00 per share for at least 60 consecutive trading days has been satisfied. See discussion in “Principal Elements of Compensation—Equity Awards—CEO Equity Compensation” for additional details about this award.

(6)
The stock options vested in 60 equal monthly installments beginning March 1, 2020 through February 1, 2025. The performance-based vesting condition related to the achievement of the Stock Price Target of $120.00 per share for at least 60 consecutive trading days has been satisfied. See discussion in “Principal Elements of Compensation—Equity Awards—CEO Equity Compensation” for additional details about this award.

(7)
The stock options vest over five years, with 20% of the shares vesting on February 1, 2026, and 20% of the total shares vesting equally on a yearly basis thereafter, subject to Mr. Gassner’s continued service as our CEO and the performance-based vesting condition related to achievement of the Stock Price Target of $236.90 per share for at least 60 consecutive trading days. See discussion in “Principal Elements of Compensation—Equity Awards—CEO Equity Compensation” for additional details about this award.

(8)	100% of the stock options vest on August 1, 2028, subject to continued service to Veeva.
(9)
The stock options vest over four years, with 25% of the shares vesting on August 1, 2025, and 25% of the total shares vesting equally on a yearly basis thereafter, subject to continued service to Veeva.

(10)	100% of the RSUs vest on August 1, 2028, subject to continued service to Veeva.
(11)	The RSUs vested over eight months, with 62.5% vesting on January 1, 2025 and 37.5% vesting on April 1, 2025.
(12)
The stock options vest over four years, with 25% of the shares vesting on April 1, 2022, and 25% of the total shares vesting equally on a yearly basis thereafter, subject to continued service to Veeva.

(13)
The stock options vest over four years, with 25% of the shares vesting on April 1, 2023, and 25% of the total shares vesting equally on a yearly basis thereafter, subject to continued service to Veeva.

(14)	100% of the stock options vest on April 1, 2026, subject to continued service to Veeva.
(15)
The stock options vest over four years, with 25% of the shares vesting on April 1, 2024, and 25% of the total shares vesting equally on a yearly basis thereafter, subject to continued service to Veeva.

(16)
The stock options vest over four years, with 25% of the shares vesting on April 1, 2025, and 25% of the total shares vesting equally on a yearly basis thereafter, subject to continued service to Veeva.

(17)	100% of the RSUs vest on April 1, 2026, subject to continued service to Veeva.
(18)	The RSUs vested quarterly over one year, with 25% vesting per quarter following the vesting commencement date of April 1, 2024.
(19)	The stock options vested in four equal annual installments beginning October 1, 2020 through October 1, 2024.
(20)	100% of the stock options vest on October 1, 2027, subject to continued service to Veeva.
(21)	100% of the RSUs vest on October 1, 2027, subject to continued service to Veeva.
(22)	The stock options vested in four equal annual installments beginning April 1, 2020 through April 1, 2024.
(23)	The stock options vested in four equal annual installments beginning April 1, 2020 through April 1, 2024.

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Fiscal 2025 Option Exercises and Stock Vested
The following table shows the number of shares NEOs acquired upon exercise of options and vesting of RSUs during fiscal 2025.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($) (1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($) (2)
Peter P. Gassner	—	—	—	—
Brent Bowman	25,845	279,975	6,921	1,320,479
Timothy S. Cabral	—	—	—	—
Brian Van Wagener	—	—	1,370	288,043
Josh Faddis	—	—	4,656	970,070
Thomas D. Schwenger	—	—	7,995	1,667,046
E. Nitsa Zuppas	—	—	5,591	1,166,813

(1)	The value realized is based on the fair market value of our common stock on the date of exercise minus the exercise price.
(2)	The value realized on vesting is calculated by multiplying the number of RSUs vesting by the fair market value of a share of our common stock on the vesting date.
Fiscal 2025 Potential Payments Upon Termination or Change in Control
We have entered into offer letters with each of our NEOs, none of which provides a right to receive severance in the event of a termination of their employment. In addition, none of our NEOs is currently eligible for any change-in-control-related benefits.
CEO Pay Ratio
For fiscal 2025, the annual total compensation for Mr. Gassner and our median employee was $172,436,133 and $137,866, respectively. Accordingly, the resulting ratio of the two amounts is approximately 1,250.8:1. We believe our compensation philosophy and process yield an equitable result for all of our employees.
The pay ratio reported above is a reasonable estimate calculated in a manner consistent with SEC rules based on our internal records and the methodology described below. Neither the Compensation Committee nor our management uses our pay ratio to make compensation decisions. Because the SEC’s rules for identifying the median employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their employee populations and compensation practices, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies have different employee populations and compensation practices and may utilize different methodologies, exclusions, estimates, and assumptions in calculating their own pay ratios. Moreover, our median employee may differ every year due to fluctuations in currency exchange rates, changes in our employee demographics, and shifts in our hiring practices across different geographies.

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For purposes of identifying our “median employee,” we used our worldwide employee population as of November 1, 2024, which consisted of 7,336 part-time and full-time employees, of which 3,983 employees were employed in the United States and 3,353 employees were employed outside of the United States. To identify the median employee, we used the following methodology and consistently applied material assumptions, adjustments, and estimates:
•
We calculated the annual total compensation of our employee population, excluding Mr. Gassner, as the sum of (1) annual base salary for permanent salaried employees or hourly rate multiplied by expected annual work schedule for hourly employees as of November 1, 2024; (2) variable compensation during the 12 months ended October 31, 2024, if applicable; (3) grant date fair value of equity awards granted during the 12 months ended October 31, 2024; and (4) Veeva’s matching contributions to each employee’s 401(k) tax-deferred savings plan or registered retirement savings plan account.

•	We used the exchange rate based on a 12-month average as of November 1, 2024 to convert each non-U.S. employee’s cash compensation to U.S. dollars.
•	We did not make any cost-of-living adjustments in identifying the median employee nor did we use the de minimis exemption allowed by SEC rules to exclude any of our employee population.
We calculated the annual total compensation for fiscal 2025 for such employee using the same methodology we used for our NEOs as set forth in the Summary Compensation Table above.
The pay ratio above is not representative of what we expect the ratio to be in other fiscal years. Under SEC rules, Mr. Gassner’s total compensation in fiscal 2025 includes the entire grant date fair value of the 2024 CEO Options (a value of $171,990,300) even though our Board intends that the 2024 CEO Options will be Mr. Gassner’s only equity-based compensation until at least 2030 (see the discussion in “Compensation Discussion and Analysis—Principal Elements of Compensation—Equity Awards—CEO Equity Compensation” for additional details about this option grant). Since equity grants have not been made to Mr. Gassner on an annual basis, his total compensation, as reported under SEC rules, will include no equity-based compensation in most fiscal years. For example, in fiscal 2023 and fiscal 2024, as reflected in the Summary Compensation Table above, Mr. Gassner’s total compensation solely consisted of his base salary. If we calculated the CEO pay ratio based on Mr. Gassner’s fiscal 2024 total compensation and assuming the same total compensation for our median employee, the pay ratio would have been approximately 3:1.
Alternatively, if we were to allocate an equal portion of the grant date fair value of the 2024 CEO Options to each of the next five fiscal years given that our Board intends that the 2024 CEO Options will be Mr. Gassner’s only equity-based compensation until at least 2030, the annual value of the 2024 CEO Options would be $34,398,060. Using that value and assuming a relatively constant base salary for Mr. Gassner and a relatively constant total compensation for our median employee, the resulting pay ratio would be approximately 253:1.
These alternative pay ratios are not a substitute for the pay ratio calculated in accordance with the SEC disclosure rules, but we believe they are helpful in fully evaluating the ratio of Mr. Gassner’s annual total compensation to the median of the annual total compensation of the Company’s employees.
It is also important to note that neither $171,990,300 nor $34,398,060 are indicative of actual gains Mr. Gassner may receive from the 2024 CEO Options. Unlike full-value equity awards (such as restricted stock units), which are more common for executive officer grants at other public companies, Mr. Gassner will receive no financial benefit from the 2024 CEO Options unless our stock price is above the $236.90 per share exercise price at the time of exercise.

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Pay Versus Performance
Pay Versus Performance Table
The following table sets forth the pay versus performance disclosures required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K, for each of the last five completed fiscal years. Because of the emphasis our executive compensation program places on equity compensation, as discussed in “Compensation Discussion and Analysis,” there may be large increases or decreases in the calculation of “compensation actually paid” to our CEO and NEOs on a year-to-year basis due to fluctuations in our stock price. This disclosure has been prepared in accordance with Item 402(v) of Regulation S-K and does not necessarily reflect value actually paid to, or earned or realized by, our CEO or NEOs. All values are presented in thousands, except for total shareholder return (“TSR”) data.

Fiscal Year	Summary Compensation Table Total for CEO ($) (1)	Compensation Actually Paid to CEO ($) (2)	Average Summary Compensation Table Total for Non-CEO NEOs ($) (3)	Average Compensation Actually Paid to Non-CEO NEOs ($) (2)	Value of Initial Fixed $100 Investment Based on: (4)		Net Income ($)(6)
					Company Total Shareholder Return	Peer Group Total Shareholder Return (5)
2025	172,436	284,206	2,736	2,780	159.10	194.28	714,138
2024	421	31,848	3,843	6,118	141.00	98.82	525,705
2023	392	(93,746)	7,481	4,738	116.33	118.53	487,706
2022	350	(57,913)	2,768	1,330	161.34	145.90	427,390
2021	346	326,077	2,460	4,104	188.55	131.76	379,998

(1)	Our principal executive officer (PEO) for all covered fiscal years was our CEO, Mr. Gassner, and we have referred to him as our CEO throughout this disclosure.
(2)
We have made adjustments to the Summary Compensation Table (“SCT”) totals—as prescribed by Item 402(v) of Regulation S-K—to calculate the amounts disclosed above as “compensation actually paid.” These adjustments are disclosed in the tables following footnote (6) below under the caption, “Footnote (2) continued: Adjustments to Determine Compensation Actually Paid.”

(3)
Our non-CEO NEOs for the fiscal year ended January 31, 2021 (“fiscal 2021”) were Ms. Zuppas and Messrs. Bowman, our former CFO, Cabral, Mateo, and Frederic Lequient, our former Senior Vice President, Global Customer Services. Our non-CEO NEOs for the fiscal year ended January 31, 2022 (“fiscal 2022”) were Messrs. Bowman, Lequient, Mateo, and Schwenger. Our non-CEO NEOs for the fiscal year ended January 31, 2023 (“fiscal 2023”) were Ms. Zuppas and Messrs. Bowman, Faddis, and Schwenger. Our non-CEO NEOs for the fiscal year ended January 31, 2024 (“fiscal 2024”) were Ms. Zuppas and Messrs. Bowman, Mateo, and Schwenger. Our non-CEO NEOs for fiscal 2025 were Ms. Zuppas and Messrs. Bowman, Cabral, Van Wagener, Faddis, and Schwenger.

(4)	Assumes $100 invested on January 31, 2020 in stock or index, including reinvestment of dividends.
(5)	Our peer group is comprised of the S&P 1500 Application Software Index, as disclosed in our Annual Report on Form 10-K pursuant to §229.201(e)(1)(ii) of Regulation S-K.
(6)
While our executive compensation program rewards individual and company performance via short-term and long-term equity incentive programs, we do not currently link the compensation actually paid to our NEOs to any company financial performance measure other than our stock price. We believe that both our annual stock bonus in the form of RSU awards and our annual long-term equity incentives in the form of stock options effectively emphasize an ownership culture and reward our executives for performance and value creation. Hence, we have not included an additional column for a Company-Selected Measure (as defined under §229.201(v)(2)(vi) of Regulation S-K) in this table because guidance issued under the pay versus performance rules states that stock price cannot be a “Company-Selected Measure” unless it is a performance metric in an incentive plan. See “Compensation Discussion and Analysis” for information about our compensation philosophy.

Veeva Systems Inc. | 2025 Proxy Statement 59

Our Pay
Footnote (2) Continued: Adjustments to Determine Compensation Actually Paid
The following tables disclose adjustments to the SCT totals to calculate the amount disclosed above as “compensation actually paid” for each covered fiscal year. The assumptions used for determining the fair values shown in these tables are materially consistent with those used to determine the fair values disclosed as of the grant date of such awards.

Compensation Actually Paid - Fiscal 2025
Adjustment Components	CEO ($)	Average of Non-CEO NEOs ($)
SCT total for fiscal 2025	172,436,133	2,735,905
Deduction for fair value of all equity awards reported in the SCT for fiscal 2025	(171,990,300)	(2,403,731)
Increase for year-end fair value of all equity awards granted during fiscal 2025 that were unvested and outstanding as of the end of fiscal 2025	284,265,500	2,230,183
Increase for fair value as of the vesting date of all equity awards granted during fiscal 2025 that also vested during fiscal 2025	—	482,940
Increase or deduction, as applicable, for the change in fair value as of the end of fiscal 2025 (from the end of fiscal 2024) of all equity awards granted in prior fiscal years that were unvested and outstanding as of the end of fiscal 2025	1,083,419	341,107
Increase or deduction, as applicable, for the change in fair value as of the vesting date (from the end of fiscal 2024) of all equity awards granted in prior fiscal years that vested during fiscal 2025	(1,588,873)	109,764
Deduction for the fair value as of the end of fiscal 2024 of all equity awards granted in prior fiscal years that were either forfeited or cancelled during fiscal 2025	—	(716,574)
Compensation actually paid for fiscal 2025	284,205,879	2,779,594

Compensation Actually Paid - Fiscal 2024
Adjustment Components	CEO ($)	Average of Non-CEO NEOs ($)
SCT total for fiscal 2024	420,833	3,842,789
Deduction for fair value of all equity awards reported in the SCT for fiscal 2024	—	(3,421,956)
Increase for year-end fair value of all equity awards granted during fiscal 2024 that were unvested and outstanding as of the end of fiscal 2024	—	2,984,391
Increase for fair value as of the vesting date of all equity awards granted during fiscal 2024 that also vested during fiscal 2024	—	1,108,606
Increase or deduction, as applicable, for the change in fair value as of the end of fiscal 2024 (from the end of fiscal 2023) of all equity awards granted in prior fiscal years that were unvested and outstanding as of the end of fiscal 2024	20,859,565	1,190,274
Increase or deduction, as applicable, for the change in fair value as of the vesting date (from the end of fiscal 2023) of all equity awards granted in prior fiscal years that vested during fiscal 2024	10,567,394	414,199
Deduction for the fair value as of the end of fiscal 2023 of all equity awards granted in prior fiscal years that were either forfeited or cancelled during fiscal 2024	—	—
Compensation actually paid for fiscal 2024	31,847,792	6,118,303

60 Veeva Systems Inc. | 2025 Proxy Statement

Our Pay

Compensation Actually Paid - Fiscal 2023
Adjustment Components	CEO ($)	Average of Non-CEO NEOs ($)
SCT total for fiscal 2023	391,667	7,480,973
Deduction for fair value of all equity awards reported in the SCT for fiscal 2023	—	(7,089,306)
Increase for year-end fair value of all equity awards granted during fiscal 2023 that were unvested and outstanding as of the end of fiscal 2023	—	4,760,885
Increase for fair value as of the vesting date of all equity awards granted during fiscal 2023 that also vested during fiscal 2023	—	721,524
Increase or deduction, as applicable, for the change in fair value as of the end of fiscal 2023 (from the end of fiscal 2022) of all equity awards granted in prior fiscal years that were unvested and outstanding as of the end of fiscal 2023	(71,790,396)	(801,651)
Increase or deduction, as applicable, for the change in fair value as of the vesting date (from the end of fiscal 2022) of all equity awards granted in prior fiscal years that vested during fiscal 2023	(22,347,255)	(334,412)
Deduction for the fair value as of the end of fiscal 2022 of all equity awards granted in prior fiscal years that were either forfeited or cancelled during fiscal 2023	—	—
Compensation actually paid for fiscal 2023	(93,745,984)	4,738,013

Compensation Actually Paid - Fiscal 2022
Adjustment Components	CEO ($)	Average of Non-CEO NEOs ($)
SCT total for fiscal 2022	350,000	2,768,136
Deduction for fair value of all equity awards reported in the SCT for fiscal 2022	—	(2,418,136)
Increase for year-end fair value of all equity awards granted during fiscal 2022 that were unvested and outstanding as of the end of fiscal 2022	—	1,145,705
Increase for fair value as of the vesting date of all equity awards granted during fiscal 2022 that also vested during fiscal 2022	—	729,018
Increase or deduction, as applicable, for the change in fair value as of the end of fiscal 2022 (from the end of fiscal 2021) of all equity awards granted in prior fiscal years that were unvested and outstanding as of the end of fiscal 2022	(67,880,687)	(904,103)
Increase or deduction, as applicable, for the change in fair value as of the vesting date (from the end of fiscal 2021) of all equity awards granted in prior fiscal years that vested during fiscal 2022	9,618,171	9,406
Deduction for the fair value as of the end of fiscal 2021 of all equity awards granted in prior fiscal years that were either forfeited or cancelled during fiscal 2022	—	—
Compensation actually paid for fiscal 2022	(57,912,516)	1,330,026

Compensation Actually Paid - Fiscal 2021
Adjustment Components	CEO ($)	Average of Non-CEO NEOs ($)
SCT total for fiscal 2021	345,833	2,460,199
Deduction for fair value of all equity awards reported in the SCT for fiscal 2021	—	(2,163,447)
Increase for year-end fair value of all equity awards granted during fiscal 2021 that were unvested and outstanding as of the end of fiscal 2021	—	2,741,645
Increase for fair value as of the vesting date of all equity awards granted during fiscal 2021 that also vested during fiscal 2021	—	486,391
Increase or deduction, as applicable, for the change in fair value as of the end of fiscal 2021 (from the end of fiscal 2020) of all equity awards granted in prior fiscal years that were unvested and outstanding as of the end of fiscal 2021	280,562,810	1,068,553
Increase or deduction, as applicable, for the change in fair value as of the vesting date (from the end of fiscal 2020) of all equity awards granted in prior fiscal years that vested during fiscal 2021	45,168,756	201,724
Deduction for the fair value as of the end of fiscal 2020 of all equity awards granted in prior fiscal years that were either forfeited or cancelled during fiscal 2021 †	—	(690,664)
Compensation actually paid for fiscal 2021	326,077,399	4,104,401

†	Reflects cancellation of equity awards in connection with Mr. Cabral's retirement from his role as our CFO in August 2020.
Tabular List of Performance Measures*
Stock Price
*	The list only includes one financial performance measure, stock price, because that is the only financial performance measure linked to the compensation actually paid to our NEOs.

Veeva Systems Inc. | 2025 Proxy Statement 61

Our Pay
Description of Relationship Between the Executive Compensation Actually Paid to Our NEOs and the Financial Performance Measures Included in Our Pay Versus Performance Table
The following graphs illustrate the relationship between the executive compensation actually paid to our CEO and the average of the executive compensation actually paid to our other NEOs, and our cumulative TSR and net income for the last five completed fiscal years. The stock price performance and financial results on the graphs are not necessarily indicative of future stock price performance or financial results.

CAP to CEO vs. Net Income
$800
$600
$400
$200
$0
($200)
Millions ($)
$326
$380
$427
$488
$526
$714
$284
$32
$(58)
$(94)
2021
2022
2023
2024
2025
CAP to CEO
Net Income

CAP to NEOs vs. Net Income
$60
$50
$40
$30
$20
$10
$0
CAP to NEOs Millions ($)
$800
$700
$600
$500
$400
$300
$200
$100
$0
Net Income Millions ($)
$380
$427
$488
$526
$714
$4
$1
$5
$6
$3
2021
2022
2023
2024
2025
CAP to NEOs
Net Income

CAP to CEO vs. Veeva TSR
$600
$500
$400
$300
$200
$100
$0
($100)
($200)
CAP to CEO Millions ($)
$800
$600
$400
$200
$0
($200)
Veeva TSR ($)
$326
$189
$161
$116
$141
$32
$284
$159
$(58)
$(94)
2021
2022
2023
2024
2025
CAP to CEO
Veeva TSR

CAP to NEOs vs. Veeva TSR
$60
$50
$40
$30
$20
$10
$0
Veeva TSR ($)
$800
$700
$600
$500
$400
$300
$200
$100
$0
CAP to NEOs Millions ($)
$189
$161
$116
$141
$159
$4
$1
$5
$6
$3
2021
2022
2023
2024
2025
CAP to NEOs
Veeva TSR

The relationship shown in the above graphs between the executive compensation actually paid to our CEO and both our cumulative TSR and our net income in fiscal 2025 is not representative of what we expect that relationship to be in other fiscal years. The compensation actually paid to Mr. Gassner in fiscal 2025 was calculated in accordance with Item 402(v) of Regulation S-K and includes the entire year-end fair value of the 2024 CEO Options, even though our Board intends that the 2024 CEO Options will be Mr. Gassner’s only equity-based compensation until at least 2030 (see the discussion in “Compensation Discussion and Analysis—Principal Elements of Compensation—Equity Awards—CEO Equity Compensation” for additional details about this option grant). Since equity grants have not been made to Mr. Gassner on an annual basis, for all fiscal years during which no equity grants are awarded to him, we expect the compensation actually paid to our CEO, as reported under SEC rules, to only include (i) his annual base salary during the covered fiscal year, (ii) the change in fair value between the end of the previous fiscal year and either the end of the covered fiscal year or vesting date, as applicable, of equity awards granted in prior fiscal years, and (iii) any deductions for the fair value of equity awards granted in prior fiscal years that are either forfeited or cancelled during the covered fiscal year. For example, in fiscal 2023 and fiscal 2024, as reflected in the Pay Versus Performance table, Mr. Gassner’s compensation actually paid was $(93,746,000) (negative) and $31,848,000, respectively.

62 Veeva Systems Inc. | 2025 Proxy Statement

Our Pay
As noted above, none of the compensation actually paid amounts disclosed in this proxy are indicative of the true amounts paid to, or earned or realized by, Mr. Gassner from the 2024 CEO Options–or any of our other NEOs from their respective equity grants–during the applicable fiscal year. Additionally, unlike full-value equity awards (such as restricted stock units), which are more common for executive officer grants at other public companies, Mr. Gassner will receive no financial benefit from the 2024 CEO Options unless our stock price is above the exercise price of $236.90 per share at the time of exercise.
Description of Relationship Between Our Cumulative TSR and Our Peer Group Cumulative TSR
The following chart compares the cumulative TSR on our common stock for the last five completed fiscal years to that of our peer group in the S&P 1500 Application Software Index over the same period. The chart assumes $100 was invested at the close of market on January 31, 2020 in our common stock and the S&P 1500 Application Software Index and assumes the reinvestment of any dividends. The stock price performance on the chart is not necessarily indicative of future stock price performance.

Veeva TSR vs. Peer Group TSR
$250
$200
$150
$100
$50
$0
$189
$132
$161
$146
$116
$119
$141
$179
$159
$194
2021
2022
2023
2024
2025
Veeva TSR
Peer Group TSR

Veeva Systems Inc. | 2025 Proxy Statement 63

Our Pay
Equity Compensation Plan Information
The following table provides information as of January 31, 2025 with respect to the shares of our common stock that may be issued under our existing equity compensation plans.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, RSUs, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights (1)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (2)
Equity compensation plans approved by shareholders	15,513,947	$177.65	52,180,933
Equity compensation plans not approved by shareholders	—	—	—
Total	15,513,947		52,180,933

(1)	The weighted average exercise price does not take into account outstanding RSUs.
(2)	Included in this amount are 4,897,856 shares available for future issuance under the 2013 Employee Stock Purchase Plan (“ESPP”).
(3)
On the first business day of each fiscal year during the term of our 2013 Equity Incentive Plan, as amended and restated, the number of authorized shares of common stock under our 2013 Equity Incentive Plan automatically increases by a number of shares of our common stock equal to the least of (i) 5% of the total number of shares of common stock issued and outstanding on the last business day of the prior fiscal year, (ii) 13,750,000 shares of common stock, or (iii) a number of shares of common stock determined by our Board. On the first business day of each fiscal year during the term of our ESPP, the number of authorized shares of common stock under our ESPP automatically increases by a number of shares of common stock equal to the least of (i) 1% of the total number of shares of common stock issued and outstanding on the last business day of the prior fiscal year, (ii) 2,200,000 shares of common stock, or (iii) a number of shares of common stock determined by our Board.

64 Veeva Systems Inc. | 2025 Proxy Statement

OUR SHAREHOLDERS
Security Ownership of Certain Beneficial Owners and Management
The following table sets forth certain information with respect to the beneficial ownership of our common stock as of March 31, 2025 for:
•	each of our named executive officers;
•	each of our directors;
•	all of our executive officers and directors as a group; and
•	each shareholder known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock.
We have determined beneficial ownership in accordance with the rules of the SEC. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the table below have sole voting and investment power with respect to all shares of common stock that they beneficially own, subject to applicable community property laws.
Applicable percentage ownership is based on 162,704,821 shares of common stock outstanding at March 31, 2025. In computing the number of shares of common stock beneficially owned by a person and the percentage ownership of that person, we deemed to be outstanding all shares of common stock subject to options and RSUs held by that person or entity that are currently exercisable or releasable or that will become exercisable or releasable within 60 days of March 31, 2025. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Veeva Systems Inc., 4280 Hacienda Drive, Pleasanton, California 94588.

Name of Beneficial Owner	Shares of Common Stock Beneficially Owned	% Common Stock Outstanding	% Total Voting Power
Named Executive Officers and Directors:
Brent Bowman (1)	10,158	*	*
Timothy S. Cabral (2)	9,382	*	*
Mark Carges (3)	11,512	*	*
Josh Faddis (4)	49,020	*	*
Peter P. Gassner (5)	15,107,968	9.1%	9.1%
Mary Lynne Hedley (6)	5,760	*	*
Priscilla Hung (7)	3,966	*	*
Tina Hunt (8)	3,859	*	*
Marshall Mohr (9)	4,436	*	*
Gordon Ritter (10)	1,167,680	*	*
Thomas Schwenger (11)	174,287	*	*
Paul Sekhri (12)	16,340	*	*
Brian Van Wagener (13)	6,393	*	*
Matthew J. Wallach (14)	355,593	*	*
E. Nitsa Zuppas (15)	102,616	*	*
All Executive Officers and Directors as a Group (15 persons) (16)	17,028,970	10.3%	10.3%
5% Shareholders:
BlackRock, Inc. (17)	9,274,814	5.7%	5.0%
The Vanguard Group (18)	13,158,776	8.1%	*

*	Less than 1%.
(1)	Includes 10,158 shares of common stock held by Mr. Bowman.
(2)	Includes 9,382 shares of common stock held by The Cabral Family Trust dated April 17, 2001.
(3)	Includes 11,512 shares of common stock held by The Mark Carges Revocable Trust dated January 30, 2019.

Veeva Systems Inc. | 2025 Proxy Statement 65

Our Shareholders
(4)
Includes (i) 8,736 shares of common stock held by Mr. Faddis, (ii) 39,164 shares of common stock issuable to Mr. Faddis pursuant to options exercisable within 60 days of March 31, 2025, and (iii) 1,120 shares of common stock issuable to Mr. Faddis pursuant to RSUs vesting within 60 days of March 31, 2025.

(5)
Includes (i) 82,000 shares of common stock held by family members of Mr. Gassner, (ii) 2,838,635 shares of common stock issuable to Mr. Gassner pursuant to options exercisable within 60 days of March 31, 2025, and (iii) 12,187,333 shares of common stock held by Mr. Gassner.

(6)	Includes 5,760 shares of common stock held by Dr. Hedley.
(7)	Includes 3,966 shares of common stock held by Ms. Hung.
(8)	Includes 3,859 shares of common stock held by Dr. Hunt.
(9)	Includes 4,436 shares of common stock held by Mr. Mohr.
(10)
Includes (i) 398 shares of common stock held by Mr. Ritter, (ii) 575,282 shares of common stock held by the Ritter-Metzler Revocable Trust dated November 6, 2000 (“Ritter-Metzler Trust”), (iii) 92,000 shares of common stock held by GABACOR Holdings LLC (“GABACOR”), and (iv) 500,000 shares of common stock held by Emergence Capital Partners II, L.P. (“ECP II”). The sole general partner of ECP II is Emergence Equity Partners II, L.P. (“EEP II”), and the sole general partner of EEP II is Emergence GP Partners, LLC (“EGP”, and together with ECP II and EEP II, the “Emergence Entities”). Mr. Ritter, a member of our Board, is a trustee and beneficiary of the Ritter-Metzler Trust, a controlling person of GABACOR, a partner of EEP II, and a member of EGP, and may therefore be deemed to share voting and dispositive power of shares held by the Ritter-Metzler Trust, GABACOR, and the Emergence Entities. Mr. Ritter disclaims beneficial ownership of the securities held by the Ritter-Metzler Trust, GABACOR, and the Emergence Entities, except to the extent, if any, of his pecuniary interest therein.

(11)
Includes (i) 28,329 shares of common stock held by Mr. Schwenger, (ii) 144,049 shares of common stock issuable to Mr. Schwenger pursuant to options exercisable within 60 days of March 31, 2025, and (iii) 1,909 shares of common stock issuable to Mr. Schwenger pursuant to RSUs vesting within 60 days of March 31, 2025.

(12)	Includes 16,340 shares of common stock held by Mr. Sekhri.
(13)	Includes (i) 5,570 shares of common stock held by Mr. Van Wagener and (ii) 823 shares of common stock issuable to Mr. Van Wagener pursuant to RSUs vesting within 60 days of March 31, 2025.
(14)
Includes (i) 105,591 shares of common stock held by Mr. Wallach, (ii) 100,000 shares of common stock held by the Matt Wallach 2012 Irrevocable Trust dated October 15, 2012, (iii) 100,002 shares of common stock held by the Matt Wallach 2013 Irrevocable Trust dated August 13, 2013, and (iv) 50,000 shares of common stock held by the Matt Wallach 2012 Non-Grantor Trust dated October 15, 2012.

(15)
Includes (i) 22,779 shares of common stock held by Ms. Zuppas, (ii) 78,513 shares of common stock issuable to Ms. Zuppas pursuant to options exercisable within 60 days of March 31, 2025, and (iii) 1,324 shares of common stock issuable to Ms. Zuppas pursuant to RSUs vesting within 60 days of March 31, 2025.

(16)
Includes the following amounts held by all our executive officers and directors, as a group: (i) 13,923,433 shares of common stock, (ii) 3,100,361 shares of common stock issuable pursuant to options exercisable within 60 days of March 31, 2025, and (iii) 5,176 shares of common stock issuable pursuant to RSUs vesting within 60 days of March 31, 2025.

(17)
Based solely on information reported on a Schedule 13G filed with the SEC on February 8, 2024, BlackRock, Inc. has sole voting power over 8,138,234 shares of common stock and sole dispositive power over 9,274,814 shares of common stock. Several subsidiaries were included in the report. The address of BlackRock, Inc. is 50 Hudson Yards, New York, New York 10001.

(18)
Based solely on information reported on a Schedule 13G/A filed with the SEC on February 13, 2024, The Vanguard Group has shared voting power over 114,414 shares of common stock, sole dispositive power over 12,816,571 shares of common stock, and shared dispositive power over 342,205 shares of common stock. The address of The Vanguard Group is 100 Vanguard Blvd., Malvern, Pennsylvania 19355.

66 Veeva Systems Inc. | 2025 Proxy Statement

OUR MEETING
Frequently Asked Questions and Answers
Annual Meeting
Q:	What is a proxy and why am I receiving these proxy materials?
A:
A proxy is your legal designation of another person to vote the stock you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document also is called a proxy or a proxy card.

Our Board is providing these proxy materials to you in connection with the solicitation of proxies for use at the virtual Annual Meeting to be held on Wednesday, June 18, 2025 at 9:00 a.m. Pacific Time, and at any adjournment or postponement thereof, for the purpose of considering and acting upon the matters described in this Proxy Statement. The Notice of Internet Availability of Proxy Materials (the “Notice”), this Proxy Statement, and accompanying form of proxy card are being made available to you on or about May 5, 2025.
Q:	What is included in the proxy materials?
A:	The proxy materials include:
•	This Proxy Statement for the Annual Meeting;
•	Our 2025 Annual Report, which consists of our Annual Report on Form 10-K for the fiscal year ended January 31, 2025; and
•	The Notice or proxy card.
Q:	How can I get electronic access to the proxy materials?
A:
The proxy materials are available at www.proxyvote.com and on our website at ir.veeva.com. You can find directions on how to instruct us to send future proxy materials to you in the proxy materials. Choosing to receive future proxy materials by email will save us the cost of printing and mailing documents to you and will reduce the impact of our annual meetings on the environment. If you choose to receive future proxy materials by email, you will receive an email message next year with instructions containing a link to the proxy materials and a link to the proxy voting website. Your election to receive proxy materials by email will remain in effect until you terminate it.

Q:	What information is contained in this Proxy Statement?
A:
The information in this Proxy Statement relates to the proposals to be voted on at the Annual Meeting, the voting process, the compensation of our directors and named executive officers, corporate governance, and certain other required information.

Q:	Where is the Annual Meeting and what do I need to attend?
A:
This year, the Annual Meeting will be held virtually at www.virtualshareholdermeeting.com/VEEV2025. To attend the virtual Annual Meeting, you will need the 16-digit control number included on the Notice or your proxy card.

Q:	Why will the Annual Meeting be held virtually?
A:
Our virtual Annual Meeting is generally designed to enable participation of and access by more of our shareholders. Shareholders attending the virtual Annual Meeting will be afforded the same rights and opportunities to participate as they would have had at an in-person meeting.

Veeva Systems Inc. | 2025 Proxy Statement 67

Our Meeting
Q:	How can I review the list of shareholders eligible to vote?
A:
Our list of shareholders as of the Record Date will be available for inspection for the 10 days prior to the Annual Meeting. If you want to inspect the shareholder list, email our Investor Relations department at ir@veeva.com to make arrangements.

Q:	What if I have technical difficulties trying to access the virtual Annual Meeting?
A:
If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the login page at www.virtualshareholdermeeting.com/VEEV2025. We encourage you to check in at 8:45 a.m. Pacific Time on June 18, 2025, the day of the Annual Meeting, to allow ample time for check-in procedures and so you may address any technical difficulties before the Annual Meeting live webcast begins.

Stock Ownership
Q:	What is the difference between holding shares as a shareholder of record and as a beneficial owner?
A:
Shareholders of record — If your shares are registered directly in your name with our transfer agent, Equiniti Trust Company, LLC, you are considered, with respect to those shares, the “shareholder of record,” and the Notice was provided to you directly by us. As the shareholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote electronically at the virtual Annual Meeting.

Beneficial owners — Many Veeva shareholders hold their shares through a broker, trustee, or other nominee, rather than directly in their own name. If your shares are held in a brokerage account or by a bank or another nominee, you are considered the “beneficial owner” of shares held in “street name.” The Notice was forwarded to you by your broker, trustee, or nominee, who is considered, with respect to those shares, the shareholder of record.
As the beneficial owner, you have the right to direct your broker, trustee, or nominee on how to vote your shares. Beneficial owners are also invited to attend the Annual Meeting. Shares for which you are the beneficial owner but not the shareholder of record also may be voted electronically during the Annual Meeting.
Quorum and Voting
Q:	How many shares must be present to conduct business at the Annual Meeting?
A:
A quorum is the minimum number of shares required to be present at the Annual Meeting for the meeting to be properly held under our Bylaws and Delaware state law. The presence, in person or by proxy, of a majority of the aggregate voting power of the issued and outstanding shares of stock entitled to vote at the meeting will constitute a quorum at the meeting. A proxy submitted by a shareholder may indicate that the shares represented by the proxy are not being voted with respect to a particular matter.

Under the General Corporation Law of the State of Delaware, abstentions and “broker non-votes” are counted as present and entitled to vote and are, therefore, included for purposes of determining whether a quorum is present at the Annual Meeting.
A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

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Q:	Who is entitled to vote at the Annual Meeting?
A:
Holders of record of our common stock at the close of business on the Record Date are entitled to receive notice of and to vote their shares at the Annual Meeting. As of the Record Date, we had 162,954,468 shares of common stock outstanding.

Q:	How many votes do I have?
A:
In deciding all matters at the Annual Meeting, each holder of common stock of Veeva will be entitled to one vote for each share of common stock held as of the close of business on the Record Date. We do not have cumulative voting rights for the election of directors.

Q:	How can I vote my shares?
A:	If you are a shareholder of record, you may cast your vote in one of the following ways:
•
Electronically at the Annual Meeting — You may vote directly at the virtual Annual Meeting by navigating to www.virtualshareholdermeeting.com/VEEV2025 and entering in your 16-digit control number. Even if you plan to attend the virtual Annual Meeting, we recommend that you follow the voting directions described below, so that your vote will be counted if you later decide not to attend the meeting.

•	Via the Internet Before the Annual Meeting — You may vote by proxy by going to www.proxyvote.com until 11:59 p.m. Eastern Time on Tuesday, June 17, 2025.
•	By Telephone Before the Annual Meeting — You may vote by proxy by telephone until 11:59 p.m. Eastern Time on Tuesday, June 17, 2025 by calling 1-800-690-6903.
•	By Mail Before the Annual Meeting — If you receive a proxy card, you may vote by filling out the proxy card and mailing it in the envelope provided.
If you are a beneficial owner holding shares through a bank, broker, or other nominee, please refer to your Notice or other information forwarded by your bank or broker to see which voting options are available to you.
Q:	What proposals will be voted on at the Annual Meeting?
A:	At the Annual Meeting, shareholders will be asked to vote:
(1)	To elect the directors listed in Proposal One to serve as directors until the annual meeting to be held in 2026 or until their successors are duly elected and qualified;
(2)	To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending January 31, 2026; and
(3)	To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.
Q:	What is the voting requirement to approve each of the proposals?
A:
Proposal One — The election of a director requires a majority of the votes duly cast. If the votes cast “FOR” a director nominee exceed the votes cast “AGAINST” a director nominee, that nominee will be elected as a director of Veeva to serve until the next annual meeting or until his or her successor has been duly elected and qualified. Separately for each nominee, you may vote “FOR,” “AGAINST,” or “ABSTAIN.” Abstentions and broker non-votes will have no effect on the outcome of this proposal.

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Proposal Two — The vote to ratify the appointment of KMPG LLP as our independent registered public accounting firm requires a majority of the votes duly cast. If the votes cast “FOR” the proposal exceed the votes cast “AGAINST” the proposal, the proposal will pass. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Abstentions and broker non-votes will have no effect on the outcome of this proposal.
Q:	How does the Board recommend that I vote?
A:	Our Board unanimously recommends that you vote your shares:
•	“FOR” each nominee for election as director listed in Proposal One; and
•	“FOR” the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending January 31, 2026.
Q:	What happens if I do not give specific voting instructions?
A:	Shareholders of record — If you are a shareholder of record and you:
•	Indicate when voting on the Internet or by telephone that you wish to vote as recommended by our Board; or
•
Sign and return a proxy card without giving specific voting instructions, then the persons named as proxy holders will vote your shares in the manner recommended by the Board on all matters presented in this Proxy Statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the Annual Meeting.

Beneficial owners — If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, then, under applicable rules, the organization that holds your shares may generally vote on “routine” matters but cannot vote on “non-routine” matters. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, that organization will inform the inspector of election that it does not have the authority to vote on this matter with respect to your shares. This is generally referred to as a “broker non-vote.”
Q:	How may my brokerage firm or other intermediary vote my shares if I fail to provide timely directions?
A:
Brokerage firms and other intermediaries holding shares of common stock in street name for customers are generally required to vote such shares in the manner directed by their customers. In the absence of timely directions, your broker will have discretion to vote your shares on our sole routine matter: the proposal to ratify the appointment of KPMG LLP. Your broker will not have discretion absent direction from you to vote on the election of directors, a “non-routine” matter.

Please note that brokers may not vote your shares on non-routine matters in the absence of your specific instructions as to how to vote, so we encourage you to provide instructions to your broker regarding the voting of your shares.
Q:	What happens if additional matters are presented at the Annual Meeting?
A:
If any other matters are properly presented for consideration at the Annual Meeting, including, among other things, consideration of a motion to adjourn the Annual Meeting to another time or place (including, without limitation, for the purpose of soliciting additional proxies), the persons named in the proxy card and acting thereunder will have discretion to vote on those matters in accordance with their best judgment. We do not currently anticipate that any other matters will be raised at the Annual Meeting.

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Q:	Can I change or revoke my vote?
A:	Subject to any rules your broker, trustee, or nominee may have, you may change your proxy instructions at any time before your proxy is voted at the Annual Meeting.
If you are a shareholder of record, you may change your vote by (1) filing with our Corporate Secretary, prior to your shares being voted at the Annual Meeting, a written notice of revocation or a duly executed proxy card, in either case dated later than the prior proxy card relating to the same shares, or (2) by attending the Annual Meeting and voting electronically (although attendance at the Annual Meeting will not by itself revoke a proxy). A shareholder of record that has voted on the Internet or by telephone may also change his or her vote by later making a timely and valid Internet or telephone vote.
If you are a beneficial owner of shares held in street name, you may change your vote (1) by submitting new voting instructions to your broker, trustee, or other nominee or (2) by attending the Annual Meeting and voting electronically (although attendance at the Annual Meeting will not by itself revoke a proxy).
Any written notice of revocation or subsequent proxy card must be received by our Corporate Secretary prior to the taking of the vote at the Annual Meeting. Such written notice of revocation or subsequent proxy card should be hand delivered to our Corporate Secretary or should be sent so as to be delivered to our principal executive offices, Attention: Corporate Secretary.
Q:	How are proxies solicited and who will bear the cost of soliciting votes for the Annual Meeting?
A:
The Board is soliciting proxies for use at the Annual Meeting. We will bear all expenses of this solicitation, including the cost of preparing and mailing these proxy materials. We may reimburse brokerage firms, custodians, nominees, fiduciaries, and other persons representing beneficial owners of common stock for their reasonable expenses in forwarding solicitation material to such beneficial owners. Directors, officers, and employees of Veeva may also solicit proxies in person or by other means of communication. Such directors, officers, and employees will not be additionally compensated but may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation. We may engage the services of a professional proxy solicitation firm to aid in the solicitation of proxies from certain brokers, bank nominees, and other institutional owners. Our costs for such services, if retained, will not be significant. If you choose to access the proxy materials and/or vote through the Internet, you are responsible for any Internet access charges you may incur.

Q:	Is my vote confidential?
A:
Proxy instructions, ballots, and voting tabulations that identify individual shareholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within Veeva or to third parties, except as necessary to meet applicable legal requirements to allow for the tabulation of votes and certification of the vote or to facilitate a successful proxy solicitation.

Q:	Who will serve as inspector of elections?
A:	The inspector of elections will be a representative from Broadridge Financial Solutions, Inc.
Q:	Where can I find the voting results of the Annual Meeting?
A:	We intend to announce preliminary voting results at the Annual Meeting and will publish final results in a Current Report on Form 8-K within four business days of the Annual Meeting.

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Information about the Proxy Materials
Q:	Why did I receive a notice regarding the availability of proxy materials on the Internet instead of a full set of proxy materials?
A:
In accordance with the rules of the SEC, we have elected to furnish our proxy materials, including this Proxy Statement and our 2025 Annual Report, primarily via the Internet. Beginning on or about May 5, 2025, we mailed to our shareholders a “Notice of Internet Availability of Proxy Materials” that contains notice of the Annual Meeting and instructions on how to access our proxy materials on the Internet, how to vote at the meeting, and how to request printed copies of the proxy materials and 2025 Annual Report. Shareholders may request to receive all future proxy materials in printed form by mail or electronically by e-mail by following the instructions contained at www.proxyvote.com. We encourage shareholders to take advantage of the availability of the proxy materials on the Internet to help reduce the cost and environmental impact of our annual meetings.

Q:	What does it mean if multiple members of my household are shareholders but we only received one Notice or full set of proxy materials in the mail?
A:
We have adopted a procedure called “householding,” which the SEC has approved. Under this procedure, we deliver a single copy of the Notice and, if applicable, the proxy materials to multiple shareholders who share the same address unless we received contrary instructions from one or more of the shareholders. This procedure reduces our printing costs, mailing costs, and fees. Shareholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written request, we will deliver promptly a separate copy of the Notice and, if applicable, the proxy materials to any shareholder at a shared address to which we delivered a single copy of any of these documents. To receive a separate copy of the Notice and, if applicable, the proxy materials, shareholders should send their requests to our principal executive offices, Attention: Corporate Secretary. Shareholders who hold shares in street name may contact their brokerage firm, bank, broker-dealer, or other similar organization to request information about householding.

Q:	What is the mailing address for Veeva’s principal executive offices?
A:	Our principal executive offices are located at 4280 Hacienda Drive, Pleasanton, California 94588. The telephone number at that location is (925) 452-6500.

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Additional Information
Shareholder Proposals for Our 2026 Annual Meeting
You may submit proposals, including director nominations, for consideration at future shareholder meetings.
Requirements for shareholder proposals to be considered for inclusion in our proxy materials — Shareholders may present proper proposals for inclusion in our proxy statement and for consideration at our next annual meeting of shareholders by submitting their proposals in writing to our Corporate Secretary in a timely manner. In order to be included in the proxy statement for the 2026 annual meeting of shareholders, shareholder proposals must be received by our Corporate Secretary no later than January 5, 2026 and must otherwise comply with the requirements of Rule 14a-8 of the Exchange Act.
Requirements for shareholder proposals to be brought before an annual meeting — In addition, our Bylaws establish an advance notice procedure for shareholders who wish to present certain matters before an annual meeting of shareholders. In general, nominations for the election of directors may be made by our Board or any committee thereof or any shareholder who is a shareholder of record on the date of the giving of such notice and on the record date for the determination of shareholders entitled to vote at such meeting who is entitled to vote at such meeting and who has delivered written notice to our Corporate Secretary no later than the Notice Deadline (as defined below), which notice must contain specified information concerning the proposal and concerning the shareholder proposing such proposal. In addition, the notice must contain the information required by, and otherwise comply with, Rule 14a-19(b) of the Exchange Act, if applicable.
Our Bylaws also provide that the only business that may be conducted at an annual meeting is business that is (1) specified in the notice of meeting (or any supplement thereto) given by or at the direction of our Board, (2) otherwise properly brought before the meeting by or at the direction of our Board (or any committee thereto), or (3) properly brought before the meeting by a shareholder who has delivered written notice to our Corporate Secretary no later than the Notice Deadline (as defined below).
The “Notice Deadline” is defined as that date which is not less than 90 days nor more than 120 days prior to the one-year anniversary of the previous year’s annual meeting of shareholders. As a result, the Notice Deadline for the 2026 annual meeting of shareholders is between February 18, 2026 and March 20, 2026.
If a shareholder who has notified us of his or her intention to present a proposal at an annual meeting does not appear to present his or her proposal at such meeting, we need not present the proposal for vote at such meeting.
Recommendation of director candidates — You may recommend candidates to our Board for consideration by our Nominating and Governance Committee by following the procedures set forth in “How We Are Selected, Elected, and Evaluated—Shareholder Recommendations for Nominations to the Board.”
Proxy access — In addition to the procedures above, we have adopted “proxy access,” whereby a shareholder (or a group of up to 20 shareholders) who has held at least 3% of the voting power of our capital stock for three years or more may nominate candidates for up to the greater of (i) two or (ii) 20% of the available director seats and have those nominees included in our proxy materials, provided that the shareholder and nominees satisfy the requirements specified in our Bylaws. Any shareholder who intends to use these procedures to nominate a candidate for election to the Board for inclusion in our proxy statement for the 2026 annual meeting of shareholders must satisfy the requirements specified in our Bylaws and must provide notice to our Corporate Secretary, which must be received no earlier than February 18, 2026 and no later than March 20, 2026. The notice of proxy access must include information specified in our Bylaws, including information concerning the nominee and information about the shareholder’s ownership of and agreements related to our stock.

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Information Requests
Any written requests for additional information, a copy of our Bylaws, copies of the proxy materials and 2025 Annual Report, notices of shareholder proposals, recommendations for candidates to our Board, communications to our Board or any other communications should be sent to 4280 Hacienda Drive, Pleasanton, California 94588, Attention: Corporate Secretary.
Website
Our website address is included in this Proxy Statement for reference only and is not incorporated by reference into this Proxy Statement.
Other Matters
We know of no other matters to be submitted at the Annual Meeting. If any other matters properly come before the Annual Meeting, the persons named on the proxy card will have discretion to vote the shares they represent in accordance with their best judgment.

74 Veeva Systems Inc. | 2025 Proxy Statement

SCAN TO
VIEW MATERIALS & VOTE

VEEVA SYSTEMS INC.
4280 HACIENDA DR.
PLEASANTON, CA 94588

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com** **or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on Tuesday, June 17, 2025. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/VEEV2025** and enter your 16-digit control number.

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on Tuesday, June 17, 2025. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V69819-P22481 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

VEEVA SYSTEMS INC.

The Board of Directors recommends you vote "FOR" each of the nominees for director and "FOR" Proposal 2.

Nominees:	**For**	**Against**	**Abstain**
1a. Tim Cabral	☐	☐	☐
1b. Mark Carges	☐	☐	☐
1c. Peter P. Gassner	☐	☐	☐
1d. Mary Lynne Hedley	☐	☐	☐
1e. Priscilla Hung	☐	☐	☐
1f. Marshall Mohr	☐	☐	☐
1g. Gordon Ritter	☐	☐	☐
1h. Paul Sekhri	☐	☐	☐
1i. Matthew J. Wallach	☐	☐	☐

NOTE: The proxy holders will vote, in their discretion, on any other business as may properly come before the annual meeting or any adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Combined Document, comprised of the annual report on Form 10-K and proxy statement, is available at www.proxyvote.com.

V69820-P22481

VEEVA SYSTEMS INC.
Annual Meeting of Shareholders
June 18, 2025 9:00 AM Pacific Time
This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Peter P. Gassner and Brian Van Wagener, and each of them, with full power of substitution and power to act alone, as proxies to vote all the shares of Common Stock which the undersigned would be entitled to vote if present and acting at the Annual Meeting of Shareholders of Veeva Systems Inc., to be held on Wednesday, June 18, 2025 at 9:00 AM Pacific Time, via live webcast at www.virtualshareholdermeeting.com/VEEV2025, and at any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. The proxy holders will also vote, in their discretion, on any other business as may properly come before the annual meeting or any adjournment or postponement thereof.

Continued and to be signed on reverse side